UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2019

Item 1. Report to Stockholders.

Muzinich & Co.

Muzinich Credit Opportunities Fund

Muzinich U.S. High Yield
Corporate Bond Fund

Muzinich Low Duration Fund

Muzinich High Income
Floating Rate Fund

ANNUAL REPORT
December 31, 2019

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Muzinich Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website at www.muzinichusfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1-855-MUZINICH (1-855-689-4642).

Muzinich Funds

TABLE OF CONTENTS

A Message to our Shareholders	1
Sector Allocations	7
Historical Performance	11
Schedules of Investments	18
Statements of Assets and Liabilities	42
Statements of Operations	45
Statements of Changes in Net Assets	46
Financial Highlights	51
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	70
Expense Examples	71
Approval of Investment Advisory Agreement	73
Trustees and Executive Officers	76
Additional Information	79
Privacy Notice	81

(This Page Intentionally Left Blank.)

Muzinich Funds

Dear Investors:

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”) finished the year with asset growth from $394,465,645 to $417,324,951, reflecting net outflows, but a strong net investment return of +10.77% for the Supra Institutional Class and +10.60% for the Institutional Class.  The Credit Opportunities Fund underperformed the broad global corporate credit markets as reflected in the 12.83% return of the ICE BofAML Global Corporate and High Yield Index (GI00) hedged to United States Dollar (USD), which is the Credit Opportunities Fund’s primary benchmark.  Since inception from January 3, 2013, the Credit Opportunities Fund’s Supra Institutional Class have gained an annualized net return of 4.93%, net of fees and expenses, while the benchmark has returned a more modest 4.65% annualized.

Performance as of December 31, 2019	1 Year	5 Year	Since Inception
Credit Opportunities Fund – Supra Institutional	10.77%	4.64%	4.93%
ICE BofAML Global Corporate & High Yield Index (GI00)	11.92%	4.42%	4.34%
ICE BofAML Global Corporate & High Yield Index (USD 100% Hedged)	12.83%	4.93%	4.65%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 0.80%
Net Expense Ratio: 0.60%2

1
Expense ratios are from the Credit Opportunities Fund’s most recent prospectus dated April 30, 2019 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.

2	The Muzinich & Co., Inc. (the “Advisor”) has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2020.

The Muzinich U.S. High Yield Corporate Bond Fund (“U.S. High Yield Fund”) began the year with assets of $30,165,948 and grew to $45,105,476, on inflows and investment performance.  The U.S. High Yield Fund’s Supra Institutional units gained 13.71% net over this year vs. the 15.11% return of the benchmark, the ICE BofAML U.S. High Yield Cash Pay BB-B Constrained Index (JUC4). Institutional units gained 13.68%.  U.S. High Yield Fund gross performance over the year was just below that of the primary benchmark.

The Muzinich Low Duration Fund (“Low Duration Fund”) exhibited strong growth from its year end-starting balance of $571,877,861 to $732,102,499 due to large net inflows and investment performance.  The Supra Institutional units produced a net gain of 7.86%, vs. just 4.07% for the index, ICE BofAML 1-3 year U.S. Corporate and Government Index (B1A0), which serves as this Low Duration Fund’s primary benchmark.  April saw the launch of the Institutional units, which produced an eight month net gain of 3.60% vs. the index’s 2.57% during the same period. Since inception on June 30, 2016, the class has produced an annualized net return of 3.99% vs. the benchmark’s annualized return of 1.76%.

Performance as of December 31, 2019	1 Year	Since Inception
Low Duration Fund – Supra Institutional	7.86%	3.99%
ICE BofAML 1-3 Year U.S. Corporate & Government Index (B1A0)	4.07%	1.76%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 0.62%
Net Expense Ratio: 0.50%2

1
Expense ratios are from the Low Duration Fund’s most recent prospectus dated April 30, 2019 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.

2	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2020.

Muzinich Funds

The Muzinich High Income Floating Rate Fund (“Floating Rate Fund”) finished the year with modest asset growth from $11,146,823 to $11,438,262, reflecting small net distributions and a positive investment gain over the period.  The Fund returned 7.34% over the period net of fees and underperformed the 8.17% gain of its primary benchmark, the Credit Suisse Leveraged Loan Index (CSLLI).

Market

Recovering from a rough December 2018 in which global risk assets (including high yield and loans) experienced significant declines on Federal Reserve (Fed) tightening, political uncertainty and weaker economic data, investors launched optimistically into what would be a very strong return year across a range of asset classes that do not always correlate. Equities and the most Treasury-sensitive bonds alike surged over the year with a few interruptions starting in January 2019 as the Fed reversed course and announced that it would be “patient” in raising short-term rates going forward, favoring a wait and see approach regarding economic data.  Importantly, the Fed noted that it would be open to adjusting Fed balance sheet normalization based on economic data.  The Fed’s “patience” set the stage for a dramatic rally in both investment grade corporate and high yield.  Loans also generated solid, positive returns, but lagged more duration-sensitive instruments as investors believed the Fed’s rate cycle had, in fact, topped out and even reversed.  Macro headwinds such as a potential U.S. government shutdown in mid-2019, Brexit, and U.S./China trade tensions and weaker economic data (German manufacturing) did occasionally lead to short periods of investor nervousness, but did not meaningfully detract from returns for the year, and did not provide the kind of sustained sell-off of which contrarian investors can take advantage. Combined with an accommodative European Central Bank, Bank of Japan, and several emerging market central banks, the Fed’s dovish stance bolstered fixed income returns.  A temporary inversion of the yield curve over the summer, coupled with weaker economic data in both the U.S. and Europe, raised recession fears – but the inversion passed and a recession did not materialize.  Technicals were generally strong as demand for yield in a low rate environment led to significant buying within both investment grade and high yield.

With so many assets performing well in 2019, a few distinct winners and laggards emerged.  Duration paid better than credit.  At the extremes, the market looked something like a “flight to quality market” as Treasuries and the highest-rated investment grade paper delivered stellar performance on falling rates while the lowest-rated high yield under-performed, but this pattern reflected the market’s isolation of weaker energy and commodity credits which found it challenging to find financing over the year despite relatively better energy prices.  Many of these bonds rallied in the last month of the year, bringing returns closer to those of the rest of the high yield market. However, the sector continues to face questions around supply and demand, and even potentially around divestment from some pockets of large institutional investors potentially seeking to address climate change concerns with their investment portfolios.  BBB rated credit performed particularly well in the U.S. as several companies improved their balance sheets to defend or even improve their investment grade ratings.  For investors willing to buy BBB paper in late 2018 amidst a crush of press reports asserting that the large and growing cohort of BBB paper was a recipe for credit downgrades and disappointment, 2019 proved to be a banner year.  In fact, credit has remained a steady, fairly-benign backdrop throughout 2019 with low rates of default and even expected default globally (outside of clearly broadcast scenarios such as those in the U.S. high yield energy sector).  We may be a long way out from 2008’s credit crisis and due for a change in the credit cycle, but investors in 2019 invested with confidence that they have runway remaining.  This was easier, perhaps, coming off 2018’s low base, but could be more challenging in the future as markets are more fully valued.

References to returns refer to gross returns.  Net returns will be reduced by fees and expenses and will vary by unit class.  Reference returns refer to returns in the base currency of each fund relative to a currency-similar market indicator.

Performance Factors

Muzinich Credit Opportunities Fund

In 2019, the Credit Opportunities Fund generated positive performance with limited volatility (below 3%, based on monthly returns over the year) on the back of a strong year across asset classes.  The Fund benefitted from repositioned moves that favored longer duration holdings on the investment grade side of the portfolio, and high quality, shorter duration holdings on the high yield side.  The Fund generated positive performance on an absolute basis every quarter in 2019.  While the Credit Opportunities Fund generated a positive return, it underperformed its benchmark, the ICE BofAML Global Corporate and High Yield Index (GI00).  Relative underperformance in the first half of 2019 was primarily due to the Fund’s lower duration profile versus the benchmark.  However, starting in Q1, the duration of the Credit Opportunities Fund increased with the purchase of longer dated US Treasuries and investment grade corporates.  By Q3, the Credit Opportunities Fund outperformed its indicative benchmark with continued emphasis on longer duration positioning (which served the Credit Opportunities Fund well as spreads

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tightened and rates declined globally on macro concerns).  In Q4, the Credit Opportunities Fund outperformed and took advantage of strong market technicals to focus on yield.  By ratings, the Credit Opportunities Fund benefitted throughout the year from allocations early in 2019 to BBB rated bonds of companies we viewed as having substantial assets, liquidity, and management teams committed to deleveraging. On a sector basis, the Credit Opportunities Fund’s investment grade holdings emphasized non-cyclical sectors (e.g. healthcare, food/beverage, cable/satellite TV), while the Credit Opportunities Fund’s high yield holdings benefitted from the avoidance of higher volatility (i.e. CCC’s, energy) and cyclical sectors.  The Credit Opportunities Fund has been well positioned for the late cycle throughout the year and has benefited from its underexposure to cyclical sectors and emphasis on high yield bonds that are more highly rated.

We are likely to selectively add high yield exposure (emphasizing the U.S., but also adding Emerging Markets (EM) and European holdings) as spreads are tight but are not expected to widen greatly.  On the investment grade side, the Credit Opportunities Fund’s BBB exposure is expected to increase (mainly U.S. and EM).  While Credit Opportunities Fund positioning for most of 2019 centered around taking advantage of lower rates and tighter spreads, we believe this trend has flattened and are now focused on reducing duration and building yield.  Heading into 2020, the Credit Opportunities Fund’s repositioning is focused on lowering duration with an emphasis on more yield with less duration.

Muzinich U.S. High Yield Corporate Bond Fund

In this strong U.S. high yield market environment, the U.S. High Yield Fund delivered attractive, mid-teens gross returns exactly in line with those of the broad U.S. high yield market as denoted by the ICE US High Yield Constrained Index (JUC0).  However, this gross performance underperformed the U.S. High Yield Fund’s official benchmark (JUC4) which incorporates only the BB and B rated credits in the U.S. high yield market.  Net performance was further reduced by the U.S. High Yield Fund’s fees and expenses.  Notably, while we had the portfolio invested in about 7% CCC+ and below rated names over the year—a rating band which performed poorly in the market—our credit selection in the space was much better as these holdings contributed just over 1% to the U.S. High Yield Fund’s total return even as the benchmark’s CCC allocation declined slightly in value.  Instead, the U.S. High Yield Fund trailed the benchmark largely through our small allocation to syndicated loans which lagged the high yield rally until very late in the year.  We continue to believe that loans offer significant relative value for their seniority, particularly when compared with high yield bonds of similar credit quality, though these short duration instruments were under-rewarded in our view at year end.  From an industry perspective, we most outperformed the market in the energy sector, where we were modestly underweight, but where our choices delivered better-than-market results on strong credit selection.  Outside of loans and cash, our overweight position in telecommunications delivered strong returns above those of the full market, but beneath the market’s stellar return in this sector.

Muzinich Low Duration Fund

In 2019, the Low Duration Fund generated strong performance and outperformed its benchmark.  The Low Duration Fund has remained positioned with a significant overweight of the BBB rated cohort that bolstered both relative and absolute performance. We believe corporate fundamentals could see continual improvement, with companies (particularly in the BBB segment of the market) likely to continue to focus on deleveraging as corporate cashflows continue to be supported by historically low funding costs and good access to capital. The Low Duration Fund’s modest high yield allocation, which increased slightly in Q4, benefited from the grab for yield seen in the closing period of the year.  While the Low Duration Fund ended the year close to its 2-year duration limit (with exposure to floating rate instruments remaining below 10%) the Low Duration Fund’s off-benchmark allocation to the 3-5 year cohort notably contributed to outperformance. On a sector basis, the Low Duration Fund’s exposure to banking and diversified financial services bonds contributed most significantly to positive performance, while exposure to select food/beverage bonds (primarily from one idiosyncratic name) detracted from returns.  The Low Duration Fund’s allocations to European banks, the largest sector allocation in the portfolio, comprised 24% at year-end.  We have continued to believe the sector offers attractive and improving fundamentals where balance sheets have strengthened. The Low Duration Fund also benefitted notably from U.S. and U.S. dollar denominated assets as interest rates rallied significantly and spreads tightened (spreads in Europe also tightened, although interest rates rallied much less). In addition, currency hedging costs declined over the year, allowing the Fund to take better advantage of the U.S. dollar market rally.

Valuations at year end appeared tight on an historic basis, however negative rates have shifted the reference point for many investors.  With rates likely to remain on hold (or move lower), the carry available in credit, as well as the opportunity to hedge capital in volatile markets, continues to make credit an attractive asset class.

Muzinich Funds

Muzinich High Income Floating Rate Fund

In 2019, the Floating Rate Fund generated attractive gross performance just under that of its benchmark, the Credit Suisse Leveraged Loan Index (CSLLI).  However, the Floating Rate Fund got to a similar place in the market through somewhat off market positioning.  Specifically, we have dedicated more of the portfolio to non-US originated loans than the index as part of a strategy to build what we believe is higher carry than the market with lower risk.  European loans, in particular, continue to trade with quite attractive yields competitive with or better in absolute terms for the same risk as U.S. company loans even though the overall U.S. interest rate environment is higher than the negative rates prevalent across much of Europe.  The European loan market has less participation from retail investors than does the U.S. market and we believe this has led to more stable flows and pricing we continue to find relatively attractive.  We note, however, that European loans can take longer to process and settle than U.S. loans, such that we would not have them comprise a whole portfolio.  Through the year, we were also largely overweight both B+ and B- credit, while underweighting the B market segment.  This posture results largely from individual credit selection.  From a sector perspective, we have been quite light in commodity exposure (which is also an insignificant part of the European loan market) and much more significantly invested in healthcare, technology, services, and gaming.  Healthcare suffered some volatility particularly mid-year due to regulatory wrangling, rather than to company fundamentals in our view, and we continue to like the sector.  A few portfolio credits were oversold in our view by the market, but began to gain ground again in December.  We remain optimistic that the market view will catch up to our own views on value, but these changes can be relatively slower in the loan market than the bonds market.

Outlook

After a strong 2019, can credit still produce returns in 2020?  While spreads are at cycle tights, we believe credit can produce a coupon-like return.  Companies are well capitalized, having refinanced in the recent low rate environment.  We are forecasting a benign default outlook outside of the energy sector.  Energy sector defaults will certainly be impacted by oil prices so it remains to be seen what a potentially higher oil price regime means for energy companies.  Given the strong performance in 2019, are we due for a challenging 2020?  We looked at annual returns since 1998 for the global high yield market (BofA ML: HW00) and found that with the exception of the two years following the 2000 correction, every other down year has been followed by multiple positive years.  2018 was a modest down year and 2019 saw a nice rebound.  Barring macro surprises or a recession, we expect a coupon like return may be possible, suggesting the continuation of the trend of multiple positive years of performance after a down year.

In the Funds, we work to balance these near-term opportunities with a healthy dose of caution—and preparation—for the political and economic headwinds likely to face us as this capital cycle continues to age.  We seek to buy risk when it is cheaper and sell when it is higher.  As it can be challenging to achieve perfect timing in this regard, we often prefer to err on the side of early risk reduction.

Muzinich Funds

We appreciate the confidence and trust you have placed in Muzinich.

Sincerely,

Clinton Comeaux	Anthony DeMeo	Stuart Fuller

Joe Galzerano	Tatjana Greil-Castro	Warren Hyland

Michael McEachern	Bryan Petermann	Thomas Samson

Torben Ronberg	Sam McGairl

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

References to other funds should not be interpreted as an offer of these securities.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedules of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus. Floating rate loans may not be fully collateralized and therefore may decline significantly in value. Each Fund will bear its share of the fees and expenses of investments in underlying funds or exchange-traded funds (ETFs). Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds or ETFs. Because the Funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds invest in high yield debt instruments which tend to be less liquid than higher quality debt instruments. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Please note that while the Funds’ prospectus states that the Funds may use leverage, and that they may make short sales of securities, which involve the risk that losses may exceed the original amount invested, the Funds’ portfolio managers do not anticipate engaging in either practice. The Funds will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Funds invest, but hedging involves costs and there can be no guarantee that the Funds will be perfectly hedged or that the hedging will work as anticipated. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Must be preceded or accompanied by a prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’ which is the highest grade to ‘D,’ which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Muzinich Funds

Index Definitions:

The ICE BofAML Global Corporate & High Yield Index (GI00) is an unmanaged index tracking the performance of fixed-rate investment grade and below investment grade corporate debt publicly issued in the major domestic and Eurobond markets. Qualifying currencies include AUD, CAD, EUR, JPY, GBP, and USD. Qualifying issues must meet minimum size requirements denominated in the currency of issue, and must have a remaining term of at least one year to maturity.

The ICE BofAML BB-B US Cash Pay High Yield Constrained Index (JUC4) contains all securities in The BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The ICE BofAML 1-3 Year US Corporate & Government Index (B1A0) is a subset of The BofA Merrill Lynch US Corporate & Government Index including all securities with a remaining term to final maturity less than 3 years.

The ICE BofAML US Cash Pay High Yield Constrained Index (JUC0) contains all securities in The ICE BofA ML US Cash Pay High Yield Index (J0A0) but caps issuer exposure at 2%.

The ICE BofAML Global High Yield Index (HW00) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of USD 250 million, EUR 250 million, GBP 100 million, or CAD 100 million.

CS Leveraged Loan Index – The CS Leveraged Loan Index is designed to mirror the investable universe of US dollar denominated leveraged loan market.  The index is rebalanced monthly on the last business day of the month instead of daily. Qualifying loans must have a minimum outstanding balance of $100 million for all facilities except TL A facilities (TL A facilities need a minimum outstanding balance of $1 billion), issuers domiciled in developed countries, at least one year long tenor, be rated “5B” or lower, fully funded and priced by a third party vendor at month-end.

Glossary:

U.S. Treasury is a fixed-interest U.S. government debt security with a maturity of more than 10 years.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Inversion of the yield curve: The Yield Curve is a line graph that shows what yield investors receive at a given moment for investments in U.S. government debt securities of varying remaining times to maturity.  Typically, investors anticipate receiving higher yields for longer maturity bonds as they expect their long-term investments to be cushioned against inflation.  When the yield curve “inverts” and shorter remaining maturity bonds earn higher yields bonds with longer remaining maturities, it can be a sign that investors believe that there could be deflation caused by a slowing or shrinking economy in the future.

Spreads are the difference between the interest rate received on a bond and the interest rate that would be received at the same time on a similar-duration U.S. government debt security.

Cashflows are the total amount of money being transferred into and out of a business over a period of time.

Muzinich & Co. is a registered investment adviser. The Muzinich Funds are distributed by Quasar Distributors, LLC.

Muzinich Credit Opportunities Fund

SECTOR ALLOCATIONS at December 31, 2019 (Unaudited)

Sector	% of Net Assets

Banking	15.1%
Healthcare	10.3%
Telecommunications	9.8%
Energy	7.6%
Food/Beverage/Tobacco	7.4%
Cable/Satellite TV	5.2%
Diversified Financial Services	3.1%
Containers	2.7%
Metals/Mining	2.5%
Utilities	2.5%
Diversified Media	2.3%
Food & Drug Retail	2.3%
Restaurants	1.9%
Technology	1.9%
Automotive & Auto Parts	1.8%
Building Materials	1.5%
Airlines	1.1%
Gaming	1.1%
Affiliated Mutual Funds	1.0%
Sovereign	1.0%
Homebuilders/Real Estate	0.9%
Quasi & Foreign Government	0.8%
Services	0.8%
Broadcasting	0.7%
Capital Goods	0.7%
Transportation Excluding Air/Rail	0.7%
Chemicals	0.5%
Leisure	0.3%
Paper	0.3%
Entertainment/Film	0.2%
Hotels	0.2%
Cash & Equivalents[1]	11.8%
Total	100.0%

[1]	Represents cash, U.S. Treasury Bills and other assets in excess of liabilities.

Muzinich U.S. High Yield Corporate Bond Fund

SECTOR ALLOCATIONS at December 31, 2019 (Unaudited)

Sector	% of Net Assets

Exchange Traded Funds	11.2%
Energy	10.4%
Telecommunications	9.6%
Cable/Satellite TV	7.5%
Healthcare	6.9%
Diversified Financial Services	5.5%
Gaming	4.0%
Services	3.9%
Broadcasting	3.4%
Capital Goods	3.3%
Utilities	3.2%
Food/Beverage/Tobacco	3.1%
Metals/Mining	2.9%
Homebuilders/Real Estate	2.5%
Diversified Media	2.2%
Technology	2.2%
Chemicals	2.1%
Containers	1.9%
Building Materials	1.8%
Steel	1.7%
Banking	1.2%
Leisure	1.1%
Restaurants	1.0%
Aerospace/Defense	0.9%
Automotive & Auto Parts	0.9%
Food & Drug Retail	0.7%
Insurance	0.7%
Environmental	0.6%
Consumer-Products	0.5%
Paper	0.5%
Hotels	0.3%
Transportation Excluding Air/Rail	0.3%
Airlines	0.2%
Entertainment/Film	0.2%
Super Retail	0.2%
Cash & Equivalents[1]	1.4%
Total	100.0%

[1]	Represents cash and other assets in excess of liabilities.

Muzinich Low Duration Fund

SECTOR ALLOCATIONS at December 31, 2019 (Unaudited)

Sector	% of Net Assets

Banking	24.0%
Diversified Financial Services	12.3%
Homebuilders/Real Estate	8.3%
Automotive & Auto Parts	6.6%
Energy	6.3%
Technology	4.4%
Telecommunications	4.0%
Healthcare	3.5%
Capital Goods	3.3%
Services	3.2%
Chemicals	3.1%
Food/Beverage/Tobacco	3.0%
Quasi & Foreign Government	2.2%
Steel	1.7%
Cable/Satellite TV	1.3%
Super Retail	1.3%
Containers	1.2%
Utilities	1.1%
Broadcasting	1.0%
Transportation Excluding Air/Rail	1.0%
Affiliated Mutual Funds	0.9%
Gaming	0.9%
Consumer-Products	0.8%
Leisure	0.8%
Food & Drug Retail	0.7%
Insurance	0.7%
Diversified Media	0.5%
Metals/Mining	0.5%
Building Materials	0.3%
Environmental	0.2%
Airlines	0.1%
Railroads	0.1%
Cash & Equivalents[1]	0.7%
Total	100.0%

[1]	Represents cash and other assets in excess of liabilities.

Muzinich High Income Floating Rate Fund

SECTOR ALLOCATIONS at December 31, 2019 (Unaudited)

Sector	% of Net Assets

Healthcare	16.1%
Technology	13.6%
Services	11.2%
Gaming	7.0%
Capital Goods	6.3%
Utilities	3.6%
Automotive & Auto Parts	3.4%
Broadcasting	3.4%
Telecommunications	3.4%
Food/Beverage/Tobacco	2.8%
Consumer-Products	2.7%
Containers	2.4%
Aerospace/Defense	2.2%
Insurance	2.2%
Cable/Satellite TV	2.1%
Environmental	2.1%
Metals/Mining	2.1%
Transportation Excluding Air/Rail	2.1%
Chemicals	1.9%
Building Materials	1.7%
Diversified Financial Services	1.6%
Energy	1.4%
Steel	1.0%
Diversified Media	0.7%
Leisure	0.4%
Cash & Equivalents[1]	2.6%
Total	100.0%

[1]	Represents cash and other assets in excess of liabilities.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofAML Global Corporate & High Yield Index (GI00)
and ICE BofAML Global Corporate & High Yield Index (USD 100% Hedged)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Periods Ended December 31, 2019	1 Year	3 Year	5 Year	(1/3/2013)	(12/31/2019)
Credit Opportunities Fund – Supra Institutional Class	10.77%	5.14%	4.64%	4.93%	$7,000,688
ICE BofAML Global Corporate &
High Yield Index (GI00)	11.92%	5.11%	4.42%	4.34%	$6,729,930
ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)	12.83%	5.85%	4.93%	4.65%	$6,890,387

This chart illustrates the performance of a hypothetical $5,000,000 investment made on January 3, 2013, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. ICE BofAML Global Corporate & High Yield Index (GI00)
and ICE BofAML Global Corporate & High Yield Index (USD 100% Hedged)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Periods Ended December 31, 2019	1 Year	3 Year	5 Year	(10/15/2014)	(12/31/2019)
Credit Opportunities Fund – Institutional Class	10.60%	5.09%	4.56%	4.40%	$1,251,470
ICE BofAML Global Corporate &
High Yield Index (GI00)	11.92%	5.11%	4.42%	4.22%	$1,242,503
ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)	12.83%	5.85%	4.93%	4.71%	$1,271,063

This chart illustrates the performance of a hypothetical $1,000,000 investment made on October 15, 2014, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

U.S. High Yield Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofAML BB-B U.S.
Cash Pay High Yield Constrained Index (JUC4)
(Unaudited)

Average Annual			Since Inception	Ending Value
Returns for the Periods Ended December 31, 2019	1 Year	3 Year	(3/31/2016)	(12/31/2019)
U.S. High Yield Fund – Supra Institutional Class	13.71%	5.60%	6.54%	$6,342,821
ICE BofAML BB-B U.S. Cash Pay
High Yield Constrained Index (JUC4)	15.11%	6.45%	8.14%	$6,708,375

This chart illustrates the performance of a hypothetical $5,000,000 investment made on March 31, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

U.S. High Yield Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. ICE BofAML BB-B U.S.
Cash Pay High Yield Constrained Index (JUC4)
(Unaudited)

Average Annual		Since Inception	Ending Value
Returns for the Periods Ended December 31, 2019	1 Year	(3/27/2017)	(12/31/2019)
U.S. High Yield Fund – Institutional Class	13.68%	5.75%	$1,166,992
ICE BofAML BB-B U.S. Cash Pay High Yield Constrained Index (JUC4)	15.11%	6.52%	$1,190,993

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 27, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Low Duration Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofAML
1-3 Year U.S. Corporate & Government Index (B1A0)
(Unaudited)

Average Annual			Since Inception	Ending Value
Returns for the Periods Ended December 31, 2019	1 Year	3 Year	(6/30/2016)	(12/31/2019)
Low Duration Fund – Supra Institutional Class	7.86%	4.27%	3.99%	$5,734,601
ICE BofAML 1-3 Year U.S.
Corporate & Government Index (B1A0)	4.07%	2.18%	1.76%	$5,314,595

This chart illustrates the performance of a hypothetical $5,000,000 investment made on June 30, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Low Duration Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. ICE BofAML
1-3 Year U.S. Corporate & Government Index (B1A0)
(Unaudited)

Average Annual	Since Inception	Ending Value
Returns for the Period Ended December 31, 2019	(4/30/2019)	(12/31/2019)
Low Duration Fund – Institutional Class	3.60%	$1,050,046
ICE BofAML 1-3 Year U.S. Corporate & Government Index (B1A0)	2.57%	$1,025,715

This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 30, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Floating Rate Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. Credit Suisse Leveraged Loan Index
(Unaudited)

Average Annual		Since Inception	Ending Value
Returns for the Periods Ended December 31, 2019	1 Year	(6/29/2018)	(12/31/2019)
Floating Rate Fund – Institutional Class	7.34%	3.81%	$1,057,836
Credit Suisse Leveraged Loan Index	8.17%	4.52%	$1,068,611

This chart illustrates the performance of a hypothetical $1,000,000 investment made on June 29, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2019

Principal
Amount†			Value
CORPORATE BONDS: 86.8%
Airlines: 1.1%
		Delta Air Lines Inc
	2,125,000	2.900%, 10/28/24	$2,130,345
		Emirates Airline
	2,231,388	4.500%, 2/6/25	2,293,331
			4,423,676
Automotive & Auto Parts: 1.8%
		Ford Motor Credit Co LLC
EUR	1,100,000	1.514%, 2/17/23	1,245,289
	2,925,000	4.063%, 11/1/24	2,988,417
		Kia Motors Corp
	470,000	3.250%, 4/21/26	472,785
	570,000	3.500%, 10/25/27	575,746
		ZF North America Capital Inc
	2,138,000	4.000%, 4/29/20 [1]	2,148,289
			7,430,526
Banking: 14.7%
		Allied Irish Banks PLC
EUR	800,000	4.125% (5 Year Swap Rate
		EUR + 3.950%), 11/26/25 [2,3]	928,013
		Bank of New Zealand
	2,050,000	3.500%, 2/20/24	2,144,448
		Bankia SA
EUR	1,200,000	3.375% (5 Year Swap Rate
		EUR + 3.350%), 3/15/27 [2,3]	1,419,401
		Barclays Bank PLC
	1,600,000	5.140%, 10/14/20	1,633,681
		BNP Paribas S.A.
EUR	2,100,000	2.875% (5 Year Swap Rate
		EUR + 1.650%), 3/20/26 [2,3]	2,433,933
		BPCE SA
EUR	1,800,000	2.750% (5 Year Swap Rate
		EUR + 1.830%), 7/8/26 [2,3]	2,096,702
EUR	800,000	2.750% (5 Year Swap Rate
		EUR + 2.370%), 11/30/27 [2,3]	960,234
		Caixa Geral de Depositos SA
EUR	1,900,000	5.750% (5 Year Swap Rate
		EUR + 5.500%), 6/28/28 [2,3]	2,440,796
		CaixaBank SA
EUR	800,000	2.750% (5 Year Swap Rate
		EUR + 2.350%), 7/14/28 [2,3]	949,782
		Commerzbank AG
EUR	1,500,000	7.750%, 3/16/21	1,837,421
		Credit Agricole SA
EUR	250,000	3.900%, 4/19/21	294,612
		Credit Suisse AG
EUR	1,000,000	5.750% (5 Year Swap Rate
		EUR + 4.000%), 9/18/25 [2,3]	1,166,713
		Danske Bank A/S
EUR	1,750,000	2.750% (5 Year Swap Rate
		EUR + 1.520%), 5/19/26 [2,3]	2,024,763
		DBS Group Holdings Ltd
EUR	872,000	1.500% (5 Year Swap Rate
		EUR + 1.200%), 4/11/28 [2,3]	994,115
		de Volksbank NV
EUR	2,075,000	3.750% (5 Year Swap Rate
		EUR + 3.650%), 11/5/25 [2,3]	2,397,829
		Deutsche Bank AG/New York NY
	2,025,000	3.150%, 1/22/21	2,034,681
	1,425,000	4.250%, 10/14/21	1,466,033
		DNB Bank ASA
EUR	2,150,000	1.250% (5 Year Swap Rate
		EUR + 1.150%), 3/1/27 [2,3]	2,462,349
		Erste Group Bank AG
	1,000,000	5.500% (5 Year Swap Rate
		USD + 3.766%), 5/26/25 [2,3]	1,012,841
		HSBC Bank Capital Funding
		Sterling 2 LP
GBP	1,125,000	5.862% (6 Month LIBOR
		GBP + 1.850%), 4/7/20 [2,3,5]	1,509,812
		Ibercaja Banco SA
EUR	1,200,000	5.000% (5 Year Swap Rate
		EUR + 4.551%), 7/28/25 [2,3]	1,382,494
		ING Bank NV
EUR	3,100,000	3.625% (5 Year Swap Rate
		EUR + 2.250%), 2/25/26 [2,3]	3,617,869
		Itau Unibanco Holding SA
	450,000	5.125%, 5/13/23	475,130
		KBC Group NV
EUR	900,000	1.875% (5 Year Swap Rate
		EUR + 1.500%), 3/11/27 [2,3]	1,045,023
		La Banque Postale SA
EUR	1,800,000	2.750% (5 Year Swap Rate
		EUR + 1.520%), 4/23/26 [2,3]	2,085,304
		Macquarie Bank Ltd
	667,000	6.625%, 4/7/21	702,526
		National Australia Bank Ltd
	2,000,000	3.933% (5 Year CMT Rate
		+ 1.880%), 8/2/34 [2,3]	2,081,275
		NBK Tier 1 Financing 2 Ltd
	1,190,000	4.500% (6 Year Swap Rate
		USD + 2.832%), 11/27/25 [2,3,5]	1,190,000
		Nordea Bank Abp
EUR	2,150,000	1.875% (5 Year Swap Rate
		EUR + 1.700%), 11/10/25 [2,3]	2,448,128
		Shinhan Bank Co Ltd
	1,000,000	4.000%, 4/23/29	1,053,269
		Societe Generale SA
EUR	2,100,000	2.500% (5 Year Swap Rate
		EUR + 1.830%), 9/16/26 [2,3]	2,443,997
		Standard Chartered PLC
	1,950,000	3.950%, 1/11/23	2,011,792
EUR	2,150,000	4.000% (5 Year Swap Rate
		EUR + 2.300%), 10/21/25 [2,3]	2,485,159

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 86.8% (Continued)
Banking: 14.7% (Continued)
		State Bank of India
	985,000	4.375%, 1/24/24	$1,038,614
		Svenska Handelsbanken AB
EUR	2,000,000	1.250% (5 Year Swap Rate
		EUR + 0.800%), 3/2/28 [2,3]	2,300,695
		UBS AG
EUR	2,375,000	4.750% (5 Year Swap Rate
		EUR + 3.400%), 2/12/26 [2,3]	2,800,542
			61,369,976
Broadcasting: 0.7%
		Nexstar Broadcasting Inc
	1,225,000	5.625%, 8/1/24 [1]	1,279,617
		Sirius XM Radio Inc
	1,106,000	3.875%, 8/1/22 [1]	1,132,260
	525,000	4.625%, 7/15/24 [1]	552,344
			2,964,221
Building Materials: 1.5%
		Cemex SAB de CV
EUR	1,120,000	2.750%, 12/5/24	1,287,856
		Sherwin-Williams Co
	2,100,000	3.450%, 6/1/27	2,223,930
	2,825,000	2.950%, 8/15/29	2,859,148
			6,370,934
Cable/Satellite TV: 5.2%
		CCO Holdings LLC /
		CCO Holdings Capital Corp
	825,000	5.250%, 9/30/22	835,750
	1,300,000	5.375%, 5/1/25 [1]	1,344,960
	2,925,000	5.000%, 2/1/28 [1]	3,074,672
	2,975,000	4.750%, 3/1/30 [1]	3,034,143
		Charter Communications
		Operating LLC / Charter
		Communications Operating Capital
	2,625,000	5.050%, 3/30/29	2,980,879
	1,800,000	6.384%, 10/23/35	2,268,749
		Comcast Corp
	1,300,000	4.150%, 10/15/28	1,465,419
		CSC Holdings LLC
	1,000,000	6.625%, 10/15/25 [1]	1,066,240
	2,000,000	10.875%, 10/15/25 [1]	2,238,750
	2,225,000	5.750%, 1/15/30 [1]	2,377,969
		Midcontinent Communications /
		Midcontinent Finance Corp
	825,000	5.375%, 8/15/27 [1]	874,787
			21,562,318
Capital Goods: 0.7%
		Amsted Industries Inc
	900,000	4.625%, 5/15/30 [1]	908,757
		Westinghouse Air Brake
		Technologies Corp
	1,900,000	4.400%, 3/15/24	2,018,665
			2,927,422
Chemicals: 0.5%
		Braskem Netherlands Finance BV
	220,000	4.500%, 1/31/30	219,230
		CF Industries Inc
	1,050,000	3.400%, 12/1/21 [1]	1,077,313
		Reliance Holding USA Inc
	920,000	5.400%, 2/14/22	974,594
			2,271,137
Containers: 2.7%
		Ardagh Packaging Finance PLC /
		Ardagh Holdings USA Inc
	1,950,000	6.000%, 2/15/25 [1]	2,049,937
		Ball Corp
EUR	1,600,000	3.500%, 12/15/20	1,852,621
		Berry Global Inc
	2,000,000	5.500%, 5/15/22	2,027,486
	583,000	6.000%, 10/15/22	595,571
	1,375,000	5.125%, 7/15/23	1,414,517
		Graphic Packaging
		International LLC
	525,000	4.750%, 7/15/27 [1]	563,245
		Reynolds Group Issuer Inc /
		Reynolds Group Issuer LLC /
		Reynolds Group Issuer Lu
	1,550,572	5.750%, 10/15/20	1,554,449
	1,350,000	5.125%, 7/15/23 [1]	1,384,877
			11,442,703
Diversified Financial Services: 3.1%
		Alliance Data Systems Corp
	1,200,000	4.750%, 12/15/24 [1]	1,200,000
		CIT Group Inc
	1,800,000	5.000%, 8/15/22	1,912,487
		DAE Funding LLC
	4,000,000	5.000%, 8/1/24 [1]	4,209,721
		Grupo de Inversiones
		Suramericana SA
	1,500,000	5.500%, 4/29/26	1,676,786
		Kuwait Projects Co SPC Ltd
	900,000	9.375%, 7/15/20	935,190
		LPL Holdings Inc
	675,000	4.625%, 11/15/27 [1]	690,188
		Springleaf Finance Corp
	1,000,000	7.750%, 10/1/21	1,088,070
	625,000	6.125%, 3/15/24	685,931
	550,000	5.375%, 11/15/29	575,108
			12,973,481

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 86.8% (Continued)
Diversified Media: 2.3%
		Clear Channel Worldwide
		Holdings Inc
	1,000,000	5.125%, 8/15/27 [1]	$1,043,150
		Lamar Media Corp
	1,175,000	5.750%, 2/1/26	1,247,556
		Outfront Media Capital LLC /
		Outfront Media Capital Corp
	2,150,000	5.625%, 2/15/24	2,208,233
	950,000	5.000%, 8/15/27 [1]	996,882
		Prosus NV
	1,760,000	5.500%, 7/21/25	1,960,330
		TEGNA Inc
	2,125,000	5.000%, 9/15/29 [1]	2,164,844
			9,620,995
Energy: 7.6%
		Cheniere Corpus Christi
		Holdings LLC
	1,850,000	5.125%, 6/30/27	2,048,005
		Cheniere Energy Partners LP
	950,000	4.500%, 10/1/29 [1]	977,977
		Concho Resources Inc
	991,000	4.375%, 1/15/25	1,024,476
		Delek & Avner Tamar Bond Ltd
	800,000	4.435%, 12/30/20 [1]	812,853
		Diamondback Energy Inc
	1,375,000	5.375%, 5/31/25	1,443,791
	2,625,000	3.250%, 12/1/26	2,661,005
	1,675,000	3.500%, 12/1/29	1,707,579
		Energy Transfer Operating LP
	1,000,000	4.250%, 3/15/23	1,045,239
		Gazprom PJSC Via Gaz Capital SA
EUR	1,700,000	2.949%, 1/24/24	2,074,944
		KazMunayGas National Co JSC
	1,400,000	4.750%, 4/19/27	1,541,063
		Kinder Morgan Energy Partners LP
	950,000	4.300%, 5/1/24	1,015,955
		Lukoil International Finance BV
	965,000	4.563%, 4/24/23	1,025,312
		MOL Hungarian Oil & Gas PLC
EUR	805,000	2.625%, 4/28/23	968,958
		Petrobras Global Finance BV
	2,000,000	4.375%, 5/20/23	2,086,000
		Plains All American Pipeline LP /
		PAA Finance Corp
	2,025,000	3.600%, 11/1/24	2,085,468
		Sabine Pass Liquefaction LLC
	2,525,000	5.625%, 3/1/25	2,845,532
		Senaat Sukuk Ltd
	650,000	4.760%, 12/5/25	709,235
		Southern Star Central Corp
	4,650,000	5.125%, 7/15/22 [1]	4,709,576
		Ultrapar International SA
	1,000,000	5.250%, 6/6/29	1,056,350
			31,839,318
Entertainment/Film: 0.2%
		Live Nation Entertainment Inc
	850,000	4.750%, 10/15/27 [1]	881,322

Food & Drug Retail: 2.3%
		Albertsons Cos Inc / Safeway Inc /
		New Albertsons LP /
		Albertsons LLC
	825,000	4.625%, 1/15/27 [1]	825,536
		CVS Health Corp
	3,575,000	3.700%, 3/9/23	3,728,534
	2,050,000	3.000%, 8/15/26	2,094,568
	1,275,000	4.300%, 3/25/28	1,393,999
	1,575,000	3.250%, 8/15/29	1,603,959
			9,646,596
Food/Beverage/Tobacco: 7.4%
		Anheuser-Busch Cos LLC /
		Anheuser-Busch InBev
		Worldwide Inc
	4,875,000	4.700%, 2/1/36	5,657,612
		Anheuser-Busch InBev
		Worldwide Inc
	1,875,000	4.750%, 1/23/29	2,175,115
	2,625,000	4.600%, 4/15/48	3,009,007
		Aramark Services Inc
	1,000,000	5.125%, 1/15/24	1,028,285
		BRF SA
EUR	875,000	2.750%, 6/3/22	1,025,070
	1,062,000	4.875%, 1/24/30	1,096,791
		Constellation Brands Inc
	2,250,000	4.750%, 11/15/24	2,495,870
	2,335,000	4.750%, 12/1/25	2,604,319
	1,650,000	4.650%, 11/15/28	1,858,518
	3,325,000	3.150%, 8/1/29	3,369,928
		Grupo Bimbo SAB de CV
	1,900,000	3.875%, 6/27/24	1,986,433
		Kraft Heinz Foods Co
	1,450,000	3.750%, 4/1/30 [1]	1,495,418
		Marfrig Holdings Europe BV
	966,000	8.000%, 6/8/23	1,007,465
		Performance Food Group Inc
	425,000	5.500%, 10/15/27 [1]	455,292
		Post Holdings Inc
	475,000	5.500%, 3/1/25 [1]	498,553
		Sigma Alimentos S.A. de CV
	1,048,000	4.125%, 5/2/26	1,099,465
			30,863,141

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 86.8% (Continued)
Gaming: 1.1%
		Boyd Gaming Corp
	875,000	4.750%, 12/1/27 [1]	$910,525
		Caesars Resort Collection LLC /
		CRC Finco Inc
	1,000,000	5.250%, 10/15/25 [1]	1,037,500
		Jack Ohio Finance LLC /
		Jack Ohio Finance 1 Corp
	76,000	6.750%, 11/15/21 [1]	77,691
		MGM Growth Properties Operating
		Partnership LP / MGP Finance
		Co-Issuer Inc
	1,400,000	5.750%, 2/1/27 [1]	1,562,750
		VICI Properties LP /
		VICI Note Co Inc
	475,000	4.250%, 12/1/26 [1]	490,122
	375,000	4.625%, 12/1/29 [1]	391,631
			4,470,219
Healthcare: 10.3%
		AbbVie Inc
	5,050,000	3.200%, 11/21/29 [1]	5,144,007
	2,575,000	4.050%, 11/21/39 [1]	2,715,643
		Alcon Finance Corp
	2,075,000	3.000%, 9/23/29 [1]	2,115,457
		AMN Healthcare Inc
	975,000	4.625%, 10/1/27 [1]	980,214
		Avantor Inc
	1,000,000	9.000%, 10/1/25 [1]	1,119,615
		Bausch Health Cos Inc
	1,829,000	6.500%, 3/15/22 [1]	1,872,439
	2,037,000	5.875%, 5/15/23 [1]	2,056,097
	975,000	6.125%, 4/15/25 [1]	1,009,432
	1,925,000	5.750%, 8/15/27 [1]	2,092,186
	625,000	5.000%, 1/30/28 [1]	643,056
	625,000	5.250%, 1/30/30 [1]	649,688
		Centene Corp
	1,900,000	6.125%, 2/15/24	1,973,625
	1,000,000	5.375%, 6/1/26 [1]	1,063,100
	1,900,000	4.250%, 12/15/27 [1]	1,958,140
	1,675,000	4.625%, 12/15/29 [1]	1,764,110
		Charles River Laboratories
		International Inc
	1,050,000	4.250%, 5/1/28 [1]	1,071,630
		DH Europe Finance II SARL
	1,185,000	2.600%, 11/15/29	1,183,258
		HCA Healthcare Inc
	2,000,000	6.250%, 2/15/21	2,089,500
		HCA Inc
	1,000,000	5.875%, 5/1/23	1,107,245
	2,075,000	5.250%, 4/15/25	2,324,443
		Hologic Inc
	351,000	4.375%, 10/15/25 [1]	363,139
		Molina Healthcare Inc
	1,000,000	5.375%, 11/15/22	1,064,760
		MPT Operating Partnership LP /
		MPT Finance Corp
EUR	850,000	4.000%, 8/19/22	1,035,026
	1,150,000	4.625%, 8/1/29	1,186,656
		RegionalCare Hospital
		Partners Holdings Inc
	1,425,000	8.250%, 5/1/23 [1]	1,507,828
		Select Medical Corp
	625,000	6.250%, 8/15/26 [1]	677,722
		Teva Pharmaceutical Finance IV BV
	1,000,000	3.650%, 11/10/21	980,570
		WellCare Health Plans Inc
	1,000,000	5.375%, 8/15/26 [1]	1,066,850
			42,815,436
Homebuilders/Real Estate: 0.9%
		Emaar Sukuk Ltd
	530,000	3.875%, 9/17/29	529,140
		iStar Inc
	2,000,000	4.750%, 10/1/24	2,076,670
	1,200,000	4.250%, 8/1/25	1,216,152
			3,821,962
Hotels: 0.2%
		Marriott Ownership Resorts Inc
	950,000	4.750%, 1/15/28 [1]	975,268

Leisure: 0.3%
		Viking Cruises Ltd
	1,000,000	5.875%, 9/15/27 [1]	1,070,600

Metals/Mining: 2.5%
		AngloGold Ashanti Holdings PLC
	938,000	6.500%, 4/15/40	1,062,135
		Corp Nacional del Cobre de Chile
EUR	1,610,000	2.250%, 7/9/24	1,966,313
		Gold Fields Orogen
		Holdings BVI Ltd
	900,000	6.125%, 5/15/29	1,000,665
		Nexa Resources SA
	1,750,000	5.375%, 5/4/27	1,875,755
		Novelis Corp
	1,314,000	5.875%, 9/30/26 [1]	1,401,286
		Southern Copper Corp
	1,000,000	3.875%, 4/23/25	1,052,422
		Vale Overseas Ltd
	1,450,000	6.250%, 8/10/26	1,704,692
		Vale SA
	EUR 327,000	3.750%, 1/10/23	398,929
			10,462,197

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 86.8% (Continued)
Paper: 0.3%
		Inversiones CMPC SA
	1,200,000	4.375%, 4/4/27	$1,264,722

Quasi & Foreign Government: 0.8%
		Indian Railway Finance Corp Ltd
	1,450,000	3.730%, 3/29/24	1,502,197
		MDGH – GMTN BV
EUR	760,000	3.625%, 5/30/23	958,704
		SPARC EM SPC Panama
		Metro Line 2 SP
	700,070	N/A, 12/5/22 [4]	674,042
			3,134,943
Restaurants: 1.9%
		1011778 BC ULC /
		New Red Finance Inc
	3,450,000	5.000%, 10/15/25 [1]	3,569,318
		KFC Holding Co/Pizza Hut Holdings
		LLC/Taco Bell of America LLC
	4,045,000	5.000%, 6/1/24 [1]	4,200,065
			7,769,383
Services: 0.8%
		ASGN Inc
	775,000	4.625%, 5/15/28 [1]	798,041
		Ashtead Capital Inc
	525,000	4.000%, 5/1/28 [1]	531,562
	525,000	4.250%, 11/1/29 [1]	537,469
		Korn Ferry
	400,000	4.625%, 12/15/27 [1]	403,000
		United Rentals North America Inc
	1,000,000	3.875%, 11/15/27	1,022,800
			3,292,872
Sovereign: 1.0%
		Brazilian Government
		International Bond
	1,750,000	6.000%, 4/7/26	2,045,943
	2,000,000	5.000%, 1/27/45	2,084,470
			4,130,413
Technology: 1.9%
		Equinix Inc
	1,800,000	5.875%, 1/15/26	1,913,598
EUR	1,400,000	2.875%, 2/1/26	1,632,262
	3,150,000	3.200%, 11/18/29	3,167,545
		PayPal Holdings Inc
	1,175,000	2.650%, 10/1/26	1,193,296
			7,906,701
Telecommunications: 9.8%
		Altice Financing SA
	1,000,000	6.625%, 2/15/23 [1]	1,019,585
		America Movil SAB de CV
	1,400,000	3.625%, 4/22/29	1,477,794
		American Tower Corp
	3,781,000	3.800%, 8/15/29	4,050,380
		AT&T Inc
	3,192,000	4.300%, 2/15/30	3,549,950
	1,825,000	4.500%, 5/15/35	2,036,795
		CenturyLink Inc
	525,000	5.125%, 12/15/26 [1]	535,568
		Crown Castle International Corp
	3,250,000	3.150%, 7/15/23	3,355,681
	1,350,000	3.650%, 9/1/27	1,429,935
	1,400,000	3.100%, 11/15/29	1,420,884
		Level 3 Financing Inc
	1,300,000	5.375%, 1/15/24	1,324,915
	3,700,000	3.400%, 3/1/27 [1]	3,732,856
	3,700,000	3.875%, 11/15/29 [1]	3,734,595
		Ooredoo International Finance Ltd
	950,000	5.000%, 10/19/25	1,061,819
		SBA Communications Corp
	3,800,000	4.875%, 7/15/22	3,854,264
	1,000,000	4.875%, 9/1/24	1,040,415
		Sprint Corp
	1,850,000	7.125%, 6/15/24	1,999,545
		Telesat Canada / Telesat LLC
	275,000	6.500%, 10/15/27 [1]	287,196
		T-Mobile USA Inc
	2,000,000	6.000%, 3/1/23	2,040,170
	1,000,000	6.500%, 1/15/24	1,031,260
	1,000,000	6.000%, 4/15/24	1,034,990
	975,000	6.375%, 3/1/25	1,009,530
			41,028,127
Transportation Excluding Air/Rail: 0.7%
		DP World Crescent Ltd
	1,850,000	4.848%, 9/26/28	2,032,687
		DP World PLC
EUR	740,000	2.375%, 9/25/26	894,526
			2,927,213
Utilities: 2.5%
		Calpine Corp
	800,000	4.500%, 2/15/28 [1]	808,096
	1,425,000	5.125%, 3/15/28 [1]	1,458,060
		Clearway Energy Operating LLC
	425,000	4.750%, 3/15/28 [1]	431,375
		Indiantown Cogeneration LP
	152,852	9.770%, 12/15/20	159,247
		Israel Electric Corp Ltd
	2,217,000	4.250%, 8/14/28	2,420,022
		NextEra Energy Operating
		Partners LP
	1,925,000	4.250%, 7/15/24 [1]	2,008,420

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 86.8% (Continued)
Utilities: 2.5% (Continued)
		Saudi Electricity Global Sukuk Co 4
	1,861,000	4.723%, 9/27/28	$2,078,504
		TerraForm Power Operating LLC
	1,250,000	4.750%, 1/15/30 [1]	1,274,188
			10,637,912
TOTAL CORPORATE BONDS
(Cost $352,910,666)			362,295,734

CONVERTIBLE BONDS: 0.4%
Banking: 0.4%
		Nykredit Realkredit A/S
EUR	1,375,000	4.000% (5 Year Swap Rate
		EUR + 2.850%), 6/3/36 [2,3]	1,624,249
TOTAL CONVERTIBLE BONDS
(Cost $1,597,721)			1,624,249

Shares
AFFILIATED MUTUAL FUNDS: 1.0%
	400,000	Muzinich High Income
		Floating Rate Fund	3,952,000
TOTAL AFFILIATED MUTUAL FUNDS
(Cost $4,000,000)			3,952,000

Principal
Amount†
U.S. TREASURY BILLS: 10.5%
		United States Treasury Bill
	12,000,000	1.453%, 2/18/20	11,976,735
	9,000,000	1.486%, 1/9/20	8,997,548
	8,000,000	1.518%, 1/30/20	7,990,977
	7,000,000	1.532%, 2/27/20	6,983,612
	8,000,000	1.543%, 2/11/20	7,986,822
TOTAL U.S. TREASURY BILLS
(Cost $43,933,106)			43,935,694
TOTAL INVESTMENTS IN SECURITIES: 98.7%
(Cost $402,441,493)			411,807,677
Other Assets in Excess of Liabilities: 1.3%			5,517,274
TOTAL NET ASSETS: 100.0%			$417,324,951

†	USD unless otherwise indicated.
CMT – United States Constant Maturity Treasury Note
EUR – Euro
GBP – Great Britain Pound
LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2019 the value of these securities amounted to $109,186,592 or 26.2% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2019. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[3]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on December 31, 2019. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[4]	Zero coupon security.
[5]	Perpetual call date security. Date shown is next call date.

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2019

The Credit Opportunities Fund had the following forward foreign currency exchange contracts outstanding with the Bank of New York.

			U.S. Dollar Value at			U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered		December 31, 2019	Currency to be Received		December 31, 2019	(Depreciation)
3/17/20	EUR	64,500,000	$72,700,891		$71,769,424	$71,769,424	$(931,467)
3/17/20	GBP	3,200,000	4,247,745		$4,208,480	4,208,480	(39,265)
3/17/20		$8,931,520	8,931,520	EUR	8,000,000	9,017,165	85,645
			$85,880,156			$84,995,069	$(885,087)

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2019

Principal
Amount		Value
CORPORATE BONDS: 87.4%
Aerospace/Defense: 0.9%
	Bombardier Inc
$125,000	6.000%, 10/15/22 [1]	$125,275
125,000	7.500%, 12/1/24 [1]	131,589
	TransDigm Inc
75,000	6.500%, 7/15/24	77,508
75,000	6.250%, 3/15/26 [1]	81,336
		415,708
Airlines: 0.2%
	VistaJet Malta Finance PLC /
	XO Management Holding Inc
100,000	10.500%, 6/1/24 [1]	95,209

Automotive & Auto Parts: 0.9%
	American Axle & Manufacturing Inc
215,000	6.250%, 4/1/25	224,317
	Panther BF Aggregator 2 LP /
	Panther Finance Co Inc
175,000	8.500%, 5/15/27 [1]	186,261
		410,578
Banking: 1.2%
	Ally Financial Inc
75,000	8.000%, 11/1/31	104,246
	Credit Suisse Group AG
200,000	7.500% (5 Year Swap Rate
	USD + 4.598%), 12/11/23 [2,3,4]	225,365
	Deutsche Bank AG
200,000	4.296% (5 Year Swap Rate
	USD + 2.248%), 5/24/28 [2,4]	191,696
		521,307
Broadcasting: 3.4%
	Diamond Sports Group LLC /
	Diamond Sports Finance Co
75,000	5.375%, 8/15/26 [1]	76,007
50,000	6.625%, 8/15/27 [1]	48,717
	Gray Television Inc
225,000	5.875%, 7/15/26 [1]	239,760
25,000	7.000%, 5/15/27 [1]	27,827
	iHeartCommunications Inc
175,000	8.375%, 5/1/27	193,699
	Netflix Inc
100,000	4.875%, 4/15/28	104,123
175,000	4.875%, 6/15/30 [1]	178,058
	Nexstar Broadcasting Inc
175,000	5.625%, 8/1/24 [1]	182,802
50,000	5.625%, 7/15/27 [1]	52,783
	Sinclair Television Group Inc
25,000	5.875%, 3/15/26 [1]	26,353
50,000	5.125%, 2/15/27 [1]	51,517
	Sirius XM Radio Inc
150,000	4.625%, 7/15/24 [1]	157,813
100,000	5.375%, 4/15/25 [1]	103,536
	Terrier Media Buyer Inc
75,000	8.875%, 12/15/27 [1]	79,500
		1,522,495
Building Materials: 1.8%
	Beacon Roofing Supply Inc
150,000	4.875%, 11/1/25 [1]	151,063
50,000	4.500%, 11/15/26 [1]	51,562
	New Enterprise Stone & Lime Co Inc
100,000	6.250%, 3/15/26 [1]	105,035
	Patrick Industries Inc
100,000	7.500%, 10/15/27 [1]	106,785
	SRS Distribution Inc
150,000	8.250%, 7/1/26 [1]	155,302
	Standard Industries Inc
125,000	5.375%, 11/15/24 [1]	128,748
125,000	5.000%, 2/15/27 [1]	130,603
		829,098
Cable/Satellite TV: 7.5%
	Altice Luxembourg SA
200,000	10.500%, 5/15/27 [1]	228,380
	CCO Holdings LLC /
	CCO Holdings Capital Corp
125,000	5.250%, 9/30/22	126,629
125,000	5.125%, 2/15/23	126,717
125,000	5.750%, 9/1/23	127,708
250,000	5.500%, 5/1/26 [1]	264,018
25,000	5.875%, 5/1/27 [1]	26,496
150,000	5.375%, 6/1/29 [1]	160,777
100,000	4.750%, 3/1/30 [1]	101,988
	CSC Holdings LLC
200,000	5.375%, 7/15/23 [1]	205,417
425,000	10.875%, 10/15/25 [1]	475,734
200,000	7.500%, 4/1/28 [1]	226,465
200,000	5.750%, 1/15/30 [1]	213,750
	DISH DBS Corp
225,000	5.875%, 11/15/24	230,391
	Midcontinent Communications /
	Midcontinent Finance Corp
175,000	5.375%, 8/15/27 [1]	185,561
	UPC Holding BV
475,000	5.500%, 1/15/28 [1]	482,410
	UPCB Finance IV Ltd.
200,000	5.375%, 1/15/25 [1]	206,017
		3,388,458
Capital Goods: 3.3%
	Amsted Industries Inc
100,000	5.625%, 7/1/27 [1]	106,285
125,000	4.625%, 5/15/30 [1]	126,216
	Anixter Inc
75,000	6.000%, 12/1/25	78,218
	ATS Automation Tooling Systems Inc
50,000	6.500%, 6/15/23 [1]	51,646

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 87.4% (Continued)
Capital Goods: 3.3% (Continued)
	BCD Acquisition Inc
$400,000	9.625%, 9/15/23 [1]	$412,996
	Cloud Crane LLC
125,000	10.125%, 8/1/24 [1]	131,511
	Colfax Corp
25,000	6.000%, 2/15/24 [1]	26,615
	Griffon Corp
225,000	5.250%, 3/1/22	226,405
	JB Poindexter & Co Inc
75,000	7.125%, 4/15/26 [1]	79,338
	Manitowoc Co Inc
150,000	9.000%, 4/1/26 [1]	157,481
	Park-Ohio Industries Inc
75,000	6.625%, 4/15/27	76,568
		1,473,279
Chemicals: 2.1%
	Blue Cube Spinco LLC
25,000	10.000%, 10/15/25	27,696
	Chemours Co
75,000	5.375%, 5/15/27	66,564
	Consolidated Energy Finance SA
150,000	5.644% (3 Month LIBOR
	USD + 3.750%), 6/15/22 [1,2]	148,841
200,000	6.875%, 6/15/25 [1]	191,498
	CVR Partners LP /
	CVR Nitrogen Finance Corp
150,000	9.250%, 6/15/23 [1]	157,000
	Koppers Inc
100,000	6.000%, 2/15/25 [1]	104,999
	Kraton Polymers LLC /
	Kraton Polymers Capital Corp
75,000	7.000%, 4/15/25 [1]	77,461
	Neon Holdings Inc
50,000	10.125%, 4/1/26 [1]	49,869
	PQ Corp
100,000	6.750%, 11/15/22 [1]	103,624
		927,552
Consumer-Products: 0.5%
	Energizer Holdings Inc
75,000	5.500%, 6/15/25 [1]	77,969
25,000	6.375%, 7/15/26 [1]	26,671
	Mattel Inc
125,000	5.875%, 12/15/27 [1]	131,950
		236,590
Containers: 1.9%
	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc
200,000	5.250%, 8/15/27 [1]	210,874
	Berry Global Inc
75,000	5.500%, 5/15/22	76,031
75,000	4.875%, 7/15/26 [1]	79,243
	Crown Americas LLC /
	Crown Americas Capital Corp IV
125,000	4.500%, 1/15/23	131,717
	Graphic Packaging International LLC
75,000	4.750%, 7/15/27 [1]	80,464
	Mauser Packaging Solutions Holding Co
150,000	5.500%, 4/15/24 [1]	154,888
	Reynolds Group Issuer Inc /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu
145,366	5.750%, 10/15/20	145,730
		878,947
Diversified Financial Services: 5.5%
	Alliance Data Systems Corp
300,000	4.750%, 12/15/24 [1]	300,000
	DAE Funding LLC
125,000	5.750%, 11/15/23 [1]	131,458
200,000	5.000%, 8/1/24 [1]	210,486
	Fly Leasing Ltd
200,000	5.250%, 10/15/24	209,083
	Icahn Enterprises LP /
	Icahn Enterprises Finance Corp
100,000	6.250%, 2/1/22	102,078
75,000	6.750%, 2/1/24	78,031
125,000	6.250%, 5/15/26	133,359
150,000	5.250%, 5/15/27 [1]	153,770
	Ladder Capital Finance Holdings LLLP /
	Ladder Capital Finance Corp
100,000	5.250%, 3/15/22 [1]	104,124
50,000	5.250%, 10/1/25 [1]	52,021
	LPL Holdings Inc
50,000	5.750%, 9/15/25 [1]	52,437
75,000	4.625%, 11/15/27 [1]	76,687
	Nationstar Mortgage Holdings Inc
125,000	8.125%, 7/15/23 [1]	132,576
	Navient Corp
100,000	5.875%, 3/25/21	103,525
	Park AeroSPAce Holdings Ltd
75,000	4.500%, 3/15/23 [1]	78,744
150,000	5.500%, 2/15/24 [1]	164,874
	Springleaf Finance Corp
125,000	5.625%, 3/15/23	135,000
50,000	6.125%, 3/15/24	54,874
50,000	6.875%, 3/15/25	56,999
75,000	7.125%, 3/15/26	86,856
50,000	5.375%, 11/15/29	52,283
		2,469,265
Diversified Media: 2.2%
	Belo Corp
125,000	7.750%, 6/1/27	144,778
50,000	7.250%, 9/15/27	57,017
	Clear Channel Worldwide Holdings Inc
275,000	5.125%, 8/15/27 [1]	286,866
The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 87.4% (Continued)
Diversified Media: 2.2% (Continued)
	Nielsen Finance LLC / Nielsen Finance Co
$100,000	5.000%, 4/15/22 [1]	$100,553
	TEGNA Inc
250,000	6.375%, 10/15/23	257,812
150,000	5.000%, 9/15/29 [1]	152,813
		999,839
Energy: 10.4%
	Antero Resources Corp
75,000	5.375%, 11/1/21	71,551
100,000	5.625%, 6/1/23	80,500
	Archrock Partners LP /
	Archrock Partners Finance Corp
50,000	6.250%, 4/1/28 [1]	51,625
	Baytex Energy Corp
25,000	5.625%, 6/1/24 [1]	22,823
	Berry Petroleum Co LLC
100,000	7.000%, 2/15/26 [1]	92,910
	Blue Racer Midstream LLC /
	Blue Racer Finance Corp
125,000	6.625%, 7/15/26 [1]	113,481
	Buckeye Partners LP
100,000	4.150%, 7/1/23	100,606
125,000	3.950%, 12/1/26	120,865
50,000	5.600%, 10/15/44	43,855
	Callon Petroleum Co
200,000	6.375%, 7/1/26	203,490
	Cheniere Energy Partners LP
100,000	4.500%, 10/1/29 [1]	102,945
	CITGO Petroleum Corp
150,000	6.250%, 8/15/22 [1]	152,436
	Covey Park Energy LLC /
	Covey Park Finance Corp
125,000	7.500%, 5/15/25 [1]	107,864
	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance Corp
150,000	6.250%, 4/1/23	153,313
100,000	5.625%, 5/1/27 [1]	101,627
	CrownRock LP / CrownRock Finance Inc
125,000	5.625%, 10/15/25 [1]	127,811
	DCP Midstream Operating LP
150,000	3.875%, 3/15/23	153,748
50,000	5.125%, 5/15/29	51,968
	Delek Logistics Partners LP /
	Delek Logistics Finance Corp
100,000	6.750%, 5/15/25	99,791
	EnLink Midstream Partners LP
75,000	5.450%, 6/1/47	60,757
	Genesis Energy LP /
	Genesis Energy Finance Corp
100,000	6.500%, 10/1/25	96,999
	Global Partners LP / GLP Finance Corp
75,000	7.000%, 6/15/23	77,468
100,000	7.000%, 8/1/27 [1]	106,535
	Gulfport Energy Corp
50,000	6.625%, 5/1/23	42,265
100,000	6.000%, 10/15/24	71,250
100,000	6.375%, 1/15/26	62,285
	Matador Resources Co
100,000	5.875%, 9/15/26	100,503
	MEG Energy Corp
75,000	6.375%, 1/30/23 [1]	75,344
	Murphy Oil Corp
100,000	5.875%, 12/1/42	92,344
	Murphy Oil USA Inc
75,000	4.750%, 9/15/29	79,344
	Nabors Industries Inc
100,000	4.625%, 9/15/21	99,600
50,000	5.750%, 2/1/25	45,146
	Oasis Petroleum Inc
250,000	6.875%, 1/15/23	245,000
	Parkland Fuel Corp
150,000	6.000%, 4/1/26 [1]	158,723
100,000	5.875%, 7/15/27 [1]	107,721
	Precision Drilling Corp
12,583	6.500%, 12/15/21	12,588
25,000	7.125%, 1/15/26 [1]	23,821
	Range Resources Corp
125,000	5.000%, 8/15/22	122,813
	SM Energy Co
75,000	5.000%, 1/15/24	71,656
25,000	6.625%, 1/15/27	24,630
	Southwestern Energy Co
125,000	6.200%, 1/23/25 [2]	114,961
125,000	7.500%, 4/1/26	115,941
	Suburban Propane Partners LP/
	Suburban Energy Finance Corp
50,000	5.500%, 6/1/24	51,499
100,000	5.875%, 3/1/27	104,285
	Sunoco LP / Sunoco Finance Corp
75,000	4.875%, 1/15/23	76,908
	Targa Resources Partners LP /
	Targa Resources Partners Finance Corp
250,000	4.250%, 11/15/23	253,021
	Transocean Pontus Ltd
44,500	6.125%, 8/1/25 [1]	45,723
	USA Compression Partners LP /
	USA Compression Finance Corp
100,000	6.875%, 9/1/27	104,345
	Whiting Petroleum Corp
125,000	6.625%, 1/15/26	85,501
		4,682,185
Entertainment/Film: 0.2%
	Live Nation Entertainment Inc
100,000	4.750%, 10/15/27 [1]	103,685

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 87.4% (Continued)
Environmental: 0.6%
	Clean Harbors Inc
$50,000	4.875%, 7/15/27 [1]	$52,718
	GFL Environmental Inc
100,000	5.375%, 3/1/23 [1]	103,250
75,000	7.000%, 6/1/26 [1]	79,444
50,000	8.500%, 5/1/27 [1]	55,092
		290,504
Food & Drug Retail: 0.7%
	Albertsons Cos Inc / Safeway Inc /
	New Albertsons LP / Albertsons LLC
100,000	5.750%, 3/15/25	103,792
50,000	7.500%, 3/15/26 [1]	56,219
100,000	4.625%, 1/15/27 [1]	100,065
50,000	5.875%, 2/15/28 [1]	53,217
		313,293
Food/Beverage/Tobacco: 3.1%
	HLF Financing SARL LLC /
	Herbalife International Inc
125,000	7.250%, 8/15/26 [1]	132,656
	JBS USA LUX SA / JBS USA Finance Inc
50,000	5.875%, 7/15/24 [1]	51,512
75,000	6.750%, 2/15/28 [1]	83,015
	JBS USA LUX SA / JBS USA Food Co /
	JBS USA Finance Inc
225,000	5.500%, 1/15/30 [1]	242,089
	Performance Food Group Inc
50,000	5.500%, 10/15/27 [1]	53,564
	Pilgrim’s Pride Corp
75,000	5.875%, 9/30/27 [1]	81,233
	Post Holdings Inc
100,000	5.500%, 3/1/25 [1]	104,958
125,000	5.750%, 3/1/27 [1]	134,353
100,000	5.500%, 12/15/29 [1]	106,815
	Sigma Holdco BV
200,000	7.875%, 5/15/26 [1]	200,380
	Simmons Foods Inc
75,000	5.750%, 11/1/24 [1]	75,531
	Vector Group Ltd
150,000	6.125%, 2/1/25 [1]	147,936
		1,414,042
Gaming: 4.0%
	Boyd Gaming Corp
100,000	4.750%, 12/1/27 [1]	104,060
	Caesars Resort Collection LLC /
	CRC Finco Inc
425,000	5.250%, 10/15/25 [1]	440,937
	Eldorado Resorts Inc
175,000	6.000%, 9/15/26	193,047
	Golden Nugget Inc
100,000	8.750%, 10/1/25 [1]	107,186
	Jack Ohio Finance LLC /
	Jack Ohio Finance 1 Corp
14,000	6.750%, 11/15/21 [1]	14,311
	MGM Growth Properties
	Operating Partnership LP /
	MGP Finance Co-Issuer Inc
75,000	5.750%, 2/1/27 [1]	83,719
	MGM Resorts International
150,000	6.000%, 3/15/23	164,938
	Scientific Games International Inc
75,000	8.250%, 3/15/26 [1]	82,828
50,000	7.000%, 5/15/28 [1]	53,718
	Stars Group Holdings BV /
	Stars Group US Co-Borrower LLC
275,000	7.000%, 7/15/26 [1]	298,196
	VICI Properties LP / VICI Note Co Inc
50,000	4.250%, 12/1/26 [1]	51,592
50,000	4.625%, 12/1/29 [1]	52,217
	Wynn Las Vegas LLC /
	Wynn Las Vegas Capital Corp
150,000	5.500%, 3/1/25 [1]	160,874
		1,807,623
Healthcare: 6.9%
	AMN Healthcare Inc
100,000	5.125%, 10/1/24 [1]	103,791
100,000	4.625%, 10/1/27 [1]	100,535
	Avantor Inc
75,000	9.000%, 10/1/25 [1]	83,971
	Bausch Health Americas Inc
100,000	8.500%, 1/31/27 [1]	114,065
	Bausch Health Cos Inc
50,000	7.000%, 3/15/24 [1]	52,104
150,000	6.125%, 4/15/25 [1]	155,297
275,000	9.000%, 12/15/25 [1]	313,418
25,000	5.000%, 1/30/28 [1]	25,722
25,000	5.250%, 1/30/30 [1]	25,988
	Centene Corp
275,000	4.250%, 12/15/27 [1]	283,415
250,000	4.625%, 12/15/29 [1]	263,300
	DaVita Inc
350,000	5.125%, 7/15/24	359,480
	Encompass Health Corp
50,000	5.125%, 3/15/23	51,021
29,000	5.750%, 11/1/24	29,386
	HCA Inc
200,000	5.875%, 2/15/26	227,796
	Mallinckrodt International Finance SA /
	Mallinckrodt CB LLC
100,000	5.750%, 8/1/22 [1]	41,250
	Molina Healthcare Inc
75,000	5.375%, 11/15/22	79,857
	MPH Acquisition Holdings LLC
50,000	7.125%, 6/1/24 [1]	48,499

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 87.4% (Continued)
Healthcare: 6.9% (Continued)
	MPT Operating Partnership LP /
	MPT Finance Corp
$75,000	4.625%, 8/1/29	$77,391
	Polaris Intermediate Corp
75,000	8.500% Cash or 9.000% PIK, 12/1/22 [1,2]	70,031
	RegionalCare Hospital
	Partners Holdings Inc
200,000	8.250%, 5/1/23 [1]	211,625
	Sabra Health Care LP
50,000	5.125%, 8/15/26	53,894
	Select Medical Corp
75,000	6.250%, 8/15/26 [1]	81,327
	Tenet Healthcare Corp
25,000	5.125%, 5/1/25	25,812
	Verscend Escrow Corp
75,000	9.750%, 8/15/26 [1]	82,221
	WellCare Health Plans Inc
150,000	5.375%, 8/15/26 [1]	160,027
		3,121,223
Homebuilders/Real Estate: 2.5%
	Brookfield Residential Properties Inc /
	Brookfield Residential US Corp
200,000	6.250%, 9/15/27 [1]	211,370
	Century Communities Inc
75,000	6.750%, 6/1/27 [1,2]	80,589
	iStar Inc
375,000	4.750%, 10/1/24	389,376
	Lennar Corp
75,000	4.750%, 5/30/25	80,782
	Mattamy Group Corp
100,000	5.250%, 12/15/27 [1]	104,250
	Toll Brothers Finance Corp
75,000	3.800%, 11/1/29	74,814
	William Lyon Homes Inc
75,000	6.000%, 9/1/23	78,406
100,000	6.625%, 7/15/27 [1]	108,785
		1,128,372
Hotels: 0.3%
	Hilton Domestic Operating Co Inc
75,000	4.875%, 1/15/30	79,629
	Marriott Ownership Resorts Inc
50,000	4.750%, 1/15/28 [1]	51,330
		130,959
Insurance: 0.7%
	Acrisure LLC / Acrisure Finance Inc
175,000	8.125%, 2/15/24 [1]	190,641
	GTCR AP Finance Inc
125,000	8.000%, 5/15/27 [1]	130,356
		320,997
Leisure: 1.1%
	Cedar Fair LP / Canada’s Wonderland Co /
	Magnum Management Corp
50,000	5.375%, 6/1/24	51,521
	Silversea Cruise Finance Ltd
75,000	7.250%, 2/1/25 [1]	79,531
	Viking Cruises Ltd
125,000	6.250%, 5/15/25 [1]	130,521
200,000	5.875%, 9/15/27 [1]	214,120
		475,693
Metals/Mining: 2.9%
	Cleveland-Cliffs Inc
100,000	5.875%, 6/1/27 [1]	96,185
	Compass Minerals International Inc
150,000	6.750%, 12/1/27 [1]	159,652
	Grinding Media Inc /
	Moly-Cop AltaSteel Ltd
125,000	7.375%, 12/15/23 [1]	127,655
	Hudbay Minerals Inc
75,000	7.250%, 1/15/23 [1]	77,985
50,000	7.625%, 1/15/25 [1]	52,879
	Kaiser Aluminum Corp
125,000	4.625%, 3/1/28 [1]	128,481
	Northwest Acquisitions ULC /
	Dominion Finco Inc
50,000	7.125%, 11/1/22 [1]	37,589
	Novelis Corp
75,000	6.250%, 8/15/24 [1]	78,843
125,000	5.875%, 9/30/26 [1]	133,303
	Rain CII Carbon LLC / CII Carbon Corp
50,000	7.250%, 4/1/25 [1]	48,721
	SunCoke Energy Partners LP /
	SunCoke Energy Partners Finance Corp
375,000	7.500%, 6/15/25 [1]	361,560
		1,302,853
Paper: 0.5%
	Enviva Partners LP /
	Enviva Partners Finance Corp
125,000	6.500%, 1/15/26 1	134,141
	Mercer International Inc
50,000	7.375%, 1/15/25	53,968
	Schweitzer-Mauduit International Inc
50,000	6.875%, 10/1/26 [1]	54,018
		242,127
Restaurants: 1.0%
	1011778 BC ULC / New Red Finance Inc
100,000	3.875%, 1/15/28 [1]	100,435
	IRB Holding Corp
300,000	6.750%, 2/15/26 [1]	315,104
	Yum! Brands Inc
25,000	4.750%, 1/15/30 [1]	26,234
		441,773

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 87.4% (Continued)
Services: 3.9%
	AECOM
$61,000	5.125%, 3/15/27	$65,749
	ASGN Inc
100,000	4.625%, 5/15/28 [1]	102,973
	Ashtead Capital Inc
200,000	4.000%, 5/1/28 [1]	202,500
200,000	4.250%, 11/1/29 [1]	204,750
	Brand Industrial Services Inc
275,000	8.500%, 7/15/25 [1]	282,560
	GEO Group Inc
75,000	5.125%, 4/1/23	70,500
150,000	5.875%, 10/15/24	136,937
	GW B-CR Security Corp
136,000	9.500%, 11/1/27 [1]	145,432
	H&E Equipment Services Inc
200,000	5.625%, 9/1/25	210,083
	Iron Mountain Inc
100,000	5.750%, 8/15/24	101,374
50,000	5.250%, 3/15/28 [1]	52,092
	KAR Auction Services Inc
25,000	5.125%, 6/1/25 [1]	26,052
	LKQ Corp
75,000	4.750%, 5/15/23	76,222
	United Rentals North America Inc
75,000	4.625%, 10/15/25	77,264
		1,754,488
Steel: 1.7%
	Allegheny Technologies Inc
175,000	7.875%, 8/15/23	196,510
	Commercial Metals Co
150,000	4.875%, 5/15/23	156,437
	Joseph T Ryerson & Son Inc
100,000	11.000%, 5/15/22 [1]	105,749
	Tms International Holding Corp
350,000	7.250%, 8/15/25 [1]	317,480
		776,176
Super Retail: 0.2%
	KGA Escrow LLC
50,000	7.500%, 8/15/23 [1]	53,021
	L Brands Inc
25,000	6.750%, 7/1/36	22,002
		75,023
Technology: 2.2%
	CDW LLC / CDW Finance Corp
100,000	5.000%, 9/1/25	104,709
	CommScope Inc
100,000	6.000%, 3/1/26 [1]	106,562
	CommScope Technologies LLC
100,000	6.000%, 6/15/25 [1]	100,363
	Dell International LLC / EMC Corp
50,000	5.875%, 6/15/21 [1]	50,844
50,000	6.020%, 6/15/26 [1]	57,602
	j2 Cloud Services LLC /
	j2 Cloud Co-Obligor Inc
150,000	6.000%, 7/15/25 [1]	159,313
	NortonLifeLock Inc
75,000	5.000%, 4/15/25 [1]	76,671
	RackSPAce Hosting Inc
100,000	8.625%, 11/15/24 [1]	98,000
	Solera LLC / Solera Finance Inc
200,000	10.500%, 3/1/24 [1]	212,629
	VeriSign Inc
29,000	4.750%, 7/15/27	30,649
		997,342
Telecommunications: 9.6%
	Altice Financing SA
400,000	6.625%, 2/15/23 [1]	407,834
	Altice France SA
475,000	7.375%, 5/1/26 [1]	510,858
	CenturyLink Inc
175,000	5.125%, 12/15/26 [1]	178,523
	Consolidated Communications Inc
100,000	6.500%, 10/1/22	90,750
	Frontier Communications Corp
75,000	8.500%, 4/1/26 [1]	76,076
25,000	8.000%, 4/1/27 [1]	26,171
	GCI LLC
150,000	6.625%, 6/15/24 [1]	162,812
400,000	6.875%, 4/15/25	419,166
	Hughes Satellite Systems Corp
225,000	6.625%, 8/1/26	250,391
	Inmarsat Finance PLC
100,000	4.875%, 5/15/22 [1]	101,437
	Intelsat Jackson Holdings SA
150,000	8.000%, 2/15/24 [1]	154,250
100,000	8.500%, 10/15/24 [1]	91,292
	Level 3 Financing Inc
21,000	5.375%, 8/15/22	21,083
225,000	5.125%, 5/1/23	226,875
100,000	5.375%, 5/1/25	103,709
	Qwest Corp
100,000	7.250%, 9/15/25	115,140
	Sprint Capital Corp
125,000	6.875%, 11/15/28	134,919
100,000	8.750%, 3/15/32	121,560
	Sprint Corp
350,000	7.875%, 9/15/23	386,895
150,000	7.625%, 3/1/26	165,698
	Telesat Canada / Telesat LLC
75,000	4.875%, 6/1/27 [1]	76,500
75,000	6.500%, 10/15/27 [1]	78,326

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 87.4% (Continued)
Telecommunications: 9.6% (Continued)
	T-Mobile USA Inc
$50,000	5.125%, 4/15/25	$51,848
	Zayo Group LLC / Zayo Capital Inc
175,000	6.000%, 4/1/23	179,302
150,000	6.375%, 5/15/25	154,937
50,000	5.750%, 1/15/27 [1]	50,955
		4,337,307
Transportation Excluding Air/Rail: 0.3%
	XPO Logistics Inc
125,000	6.125%, 9/1/23 [1]	129,298
Utilities: 3.2%
	Calpine Corp
100,000	5.375%, 1/15/23	101,380
75,000	5.250%, 6/1/26 [1]	78,268
150,000	5.125%, 3/15/28 [1]	153,480
	Clearway Energy Operating LLC
125,000	5.750%, 10/15/25	131,823
125,000	5.000%, 9/15/26	129,419
50,000	4.750%, 3/15/28 [1]	50,750
	Drax Finco PLC
200,000	6.625%, 11/1/25 [1]	212,917
	NextEra Energy Operating Partners LP
150,000	4.250%, 7/15/24 [1]	156,500
	Talen Energy Supply LLC
75,000	7.250%, 5/15/27 [1]	79,054
75,000	6.625%, 1/15/28 [1]	76,713
	TerraForm Power Operating LLC
125,000	5.000%, 1/31/28 [1]	132,395
125,000	4.750%, 1/15/30 [1]	127,419
		1,430,118
TOTAL CORPORATE BONDS
(Cost $38,357,820)		39,443,406

Shares
EXCHANGE TRADED FUNDS: 11.2%
73,281	Invesco Senior Loan ETF	1,672,272
38,437	iShares iBoxx High Yield
	Corporate Bond ETF	3,380,150
		5,052,422
TOTAL EXCHANGE TRADED FUNDS
(Cost $5,025,514)		5,052,422
TOTAL INVESTMENTS IN SECURITIES: 98.6%
(Cost $43,383,334)		44,495,828
Other Assets in Excess of Liabilities: 1.4%		609,648
TOTAL NET ASSETS: 100.0%		$45,105,476

ETF – Exchange Traded Fund
LIBOR – London Interbank Offered Rate
PIK – Payment-in-Kind – represents the security may pay interest in additional par.
USD – United States Dollar
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2019 the value of these securities amounted to $25,911,346 or 57.4% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2019. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[3]	Perpetual call date security. Date shown is next call date.
[4]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on December 31, 2019. An index may have a negative rate. Interest rate may also be subject to a cap or floor.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2019

Principal
Amount†			Value
CORPORATE BONDS: 92.1%
Airlines: 0.1%
		International Consolidated
		Airlines Group SA
EUR	500,000	0.500%, 7/4/23	$560,241
Automotive & Auto Parts: 6.6%
		BAIC Inalfa HK Investment Co Ltd
EUR	1,100,000	1.900%, 11/2/20	1,250,495
		FCA Bank SPA
EUR	1,200,000	0.330% (3 Month EURIBOR
		+ 0.330%), 6/17/21 [1]	1,345,886
EUR	1,700,000	1.000%, 2/21/22	1,943,142
		Fiat Chrysler Automobiles NV
	675,000	4.500%, 4/15/20	680,376
		Ford Motor Credit Co LLC
	3,750,000	2.459%, 3/27/20	3,751,425
EUR	720,000	1.514%, 2/17/23	815,098
EUR	600,000	3.021%, 3/6/24	712,620
		General Motors Financial Co Inc
EUR	1,000,000	0.955%, 9/7/23	1,133,090
		Harley-Davidson Financial
		Services Inc
EUR	4,600,000	0.900%, 11/19/24	5,230,347
		IHO Verwaltungs GmbH
EUR	2,000,000	3.750% Cash or
		4.500% PIK, 9/15/26	2,376,458
		Pirelli & C SPA
EUR	1,000,000	0.301% (3 Month EURIBOR
		+ 0.700%), 9/26/20 [1]	1,113,635
EUR	5,000,000	1.375%, 1/25/23	5,670,780
		RCI Banque SA
EUR	4,000,000	0.012% (3 Month EURIBOR
		+ 0.430%), 1/12/23 [1]	4,432,099
EUR	1,250,000	0.250%, 3/8/23	1,391,517
EUR	350,000	0.500%, 9/15/23	392,303
EUR	3,750,000	0.176% (3 Month EURIBOR
		+ 0.570%), 11/4/24 [1]	4,100,350
EUR	2,700,000	0.187% (3 Month EURIBOR
		+ 0.580%), 3/12/25 [1]	2,928,932
		Volkswagen Bank GmbH
EUR	2,500,000	0.375%, 7/5/22	2,814,059
		Volkswagen Financial Services NV
GBP	600,000	1.500%, 4/12/21	797,040
GBP	600,000	1.875%, 9/7/21	801,606
		Volkswagen Leasing GmbH
EUR	500,000	0.500%, 6/20/22	564,851
		ZF Europe Finance BV
EUR	1,900,000	1.250%, 10/23/23	2,179,388
		ZF North America Capital Inc
EUR	1,900,000	2.750%, 4/27/23	2,290,013
			48,715,510
Banking: 23.8%
		Abanca Corp Bancaria SA
EUR	500,000	6.125% (5 Year Swap Rate
		EUR + 5.927%), 1/18/29 [1,5]	632,345
		ABN AMRO Bank NV
	6,000,000	4.400% (5 Year Swap Rate
		USD + 2.197%), 3/27/28 [1,5]	6,242,100
		AIB Group PLC
EUR	1,400,000	1.875% (5 Year Swap Rate
		EUR + 2.150%), 11/19/29 [1,5]	1,595,711
		Allied Irish Banks PLC
EUR	6,500,000	4.125% (5 Year Swap Rate
		EUR + 3.950%), 11/26/25 [1,5]	7,540,109
		Argenta SPAarbank NV
EUR	700,000	3.875% (5 Year Swap Rate
		EUR + 3.950%), 5/24/26 [1,5]	819,704
		Banca Farmafactoring SPA
EUR	950,000	1.053% (3 Month EURIBOR
		+ 1.450%), 6/5/20 [1]	1,069,444
EUR	1,000,000	1.750%, 5/23/23	1,142,052
		Banco Comercial Portugues SA
EUR	1,400,000	3.871% (5 Year Swap Rate
		EUR + 4.231%), 3/27/30 [1,5]	1,592,052
		Banco de Sabadell SA
EUR	2,600,000	5.375% (5 Year Swap Rate
		EUR + 5.100%), 12/12/28 [1,5]	3,329,875
		Bank of Ireland Group PLC
GBP	800,000	3.125% (5 Year UK GILT
		+ 2.700%), 9/19/27 [1,5]	1,079,466
	540,000	4.125% (5 Year CMT Rate
		+ 2.500%), 9/19/27 [1,5]	547,559
EUR	700,000	2.375% (5 Year Swap Rate
		EUR + 3.183%), 10/14/29 [1,5]	816,068
		Bankia SA
EUR	2,000,000	9.000% (5 Year Swap Rate
		EUR + 8.960%), 11/16/26 [1,5]	2,616,310
EUR	3,800,000	3.375% (5 Year Swap Rate
		EUR + 3.350%), 3/15/27 [1,5]	4,494,771
		Barclays PLC
EUR	5,500,000	2.625% (5 Year Swap Rate
		EUR + 2.450%), 11/11/25 [1,5]	6,284,825
EUR	3,400,000	2.000% (5 Year Swap Rate
		EUR + 1.900%), 2/7/28 [1,5]	3,879,202
		CaixaBank SA
EUR	4,900,000	3.500% (5 Year Swap Rate
		EUR + 3.350%), 2/15/27 [1,5]	5,809,881
EUR	3,400,000	2.750% (5 Year Swap Rate
		EUR + 2.350%), 7/14/28 [1,5]	4,036,573
		China Construction Bank Europe SA
EUR	3,000,000	0.625%, 2/17/20	3,368,621
		Commerzbank AG
	500,000	8.125%, 9/19/23 [2]	579,769

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 92.1% (Continued)
Banking: 23.8% (Continued)
		Credit Suisse AG
	2,500,000	6.500%, 8/8/23	$2,793,560
EUR	6,300,000	5.750% (5 Year Swap Rate
		EUR + 4.000%), 9/18/25 [1,5]	7,350,295
		Danske Bank A/S
	3,260,000	5.000%, 1/12/22 [2]	3,425,304
EUR	2,000,000	2.750% (5 Year Swap Rate
		EUR + 1.520%), 5/19/26 [1,5]	2,314,015
EUR	1,000,000	2.500% (5 Year Swap Rate
		EUR + 2.500%), 6/21/29 [1,5]	1,180,652
		de Volksbank NV
EUR	3,300,000	3.750% (5 Year Swap Rate
		EUR + 3.650%), 11/5/25 [1,5]	3,813,416
		Deutsche Bank AG
EUR	4,650,000	5.000%, 6/24/20	5,335,279
EUR	400,000	1.500%, 1/20/22	454,898
EUR	1,000,000	1.875%, 2/14/22	1,146,090
	4,000,000	4.296% (5 Year Swap Rate
		USD + 2.248%), 5/24/28 [1,5]	3,833,914
		Deutsche Bank AG/New York NY
	1,200,000	4.250%, 10/14/21	1,234,554
		Erste Group Bank AG
	3,200,000	5.500% (5 Year Swap Rate
		USD + 3.766%), 5/26/25 [1,5]	3,241,091
		Ibercaja Banco SA
EUR	6,000,000	5.000% (5 Year Swap Rate
		EUR + 4.551%), 7/28/25 [1,5]	6,912,471
		ICBCIL Finance Co Ltd
	1,000,000	3.010% (3 Month LIBOR
		USD + 1.100%), 5/15/23 [1]	1,002,860
		ING Groep NV
	6,200,000	4.700% (5 Year ICE Swap Rate
		USD + 1.938%), 3/22/28 [1,5]	6,525,683
		Intesa Sanpaolo SPA
	700,000	3.125%, 7/14/22 [2]	709,616
EUR	4,900,000	1.520% (3 Month EURIBOR
		+ 1.900%), 9/26/24 [1]	5,480,453
		Liberbank SA
EUR	4,000,000	6.875% (5 Year Swap Rate
		EUR + 6.701%), 3/14/27 [1,5]	4,955,132
		National Westminster Bank PLC
GBP	3,000,000	6.500%, 9/7/21	4,308,331
		Nykredit Realkredit A/S
EUR	1,000,000	2.750% (5 Year Swap Rate
		EUR + 2.200%), 11/17/27 [1,5]	1,189,987
		Raiffeisen Bank International AG
EUR	600,000	6.000%, 10/16/23	807,631
EUR	2,800,000	1.500% (5 Year Swap Rate
		EUR + 2.150%), 3/12/30 [1,5]	3,135,482
		Societe Generale SA
EUR	4,500,000	2.500% (5 Year Swap Rate
		EUR + 1.830%), 9/16/26 [1,5]	5,237,137
		Standard Chartered PLC
EUR	652,000	4.000% (5 Year Swap Rate
		EUR + 2.300%), 10/21/25 [1,5]	753,639
		TSB Banking Group PLC
GBP	2,000,000	5.750% (3 Month LIBOR
		GBP + 3.430%), 5/6/26 [1,5]	2,720,148
		UBS AG
	6,000,000	7.625%, 8/17/22	6,766,230
EUR	3,575,000	4.750% (5 Year Swap Rate
		EUR + 3.400%), 2/12/26 [1,5]	4,215,553
		UBS Group AG
EUR	2,000,000	5.750% (5 Year Swap Rate
		EUR + 5.287%), 2/19/22 [1,3,5]	2,451,145
		UniCredit SPA
	600,000	7.830%, 12/4/23 [2]	700,105
EUR	5,400,000	2.356% (3 Month EURIBOR
		+ 2.750%), 5/3/25 [1]	6,084,888
EUR	4,400,000	4.375% (5 Year Swap Rate
		EUR + 4.316%), 1/3/27 [1,5]	5,236,884
		Virgin Money UK PLC
GBP	2,389,000	5.000% (5 Year Swap Rate
		GBP + 3.516%), 2/9/26 [1,5]	3,239,155
GBP	2,000,000	7.875% (5 Year UK GILT
		+ 7.128%), 12/14/28 [1,5]	2,997,846
		Volksbank Wien AG
EUR	4,600,000	2.750% (5 Year Swap Rate
		EURIBOR + 2.550%), 10/6/27 [1,5]	5,403,873
			174,433,754
Broadcasting: 1.0%
		ITV PLC
EUR	4,000,000	2.125%, 9/21/22	4,701,111
EUR	2,200,000	1.375%, 9/26/26	2,479,031
			7,180,142
Building Materials: 0.3%
		Cemex SAB de CV
	2,000,000	6.125%, 5/5/25	2,079,190
Cable/Satellite TV: 1.0%
		Charter Communications Operating
		LLC / Charter Communications
		Operating Capital
	4,000,000	4.464%, 7/23/22	4,205,917
		United Group BV
EUR	600,000	4.375%, 7/1/22	688,212
EUR	2,000,000	4.125% (3 Month EURIBOR
		+ 4.125%), 5/15/25 [1]	2,252,945
			7,147,074
Capital Goods: 3.3%
		CNH Industrial Capital LLC
	450,000	4.375%, 11/6/20	457,875
	250,000	4.875%, 4/1/21	258,850
	550,000	4.375%, 4/5/22	575,714

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 92.1% (Continued)
Capital Goods: 3.3% (Continued)
		CNH Industrial NV
	3,000,000	4.500%, 8/15/23	$3,221,085
		Fortune Star BVI Ltd
EUR	550,000	4.350%, 5/6/23	632,896
		Nexans SA
EUR	1,300,000	3.750%, 8/8/23	1,603,746
		Orano SA
EUR	300,000	3.500%, 3/22/21	350,674
		Platin 1426 GmbH
EUR	3,000,000	5.375%, 6/15/23	3,403,141
		Shanghai Electric Newage Co Ltd
EUR	1,000,000	1.125%, 5/22/20	1,126,614
		SIHC International Capital Ltd
	1,000,000	3.950%, 9/26/21	1,020,525
		Talent Yield Euro Ltd
EUR	3,000,000	1.435%, 5/7/20	3,380,278
		Talent Yield European Ltd
EUR	3,000,000	1.300%, 4/21/22	3,423,954
		Westinghouse Air Brake
		Technologies Corp
	1,425,000	4.400%, 3/15/24	1,513,999
		Xingtao Assets Ltd
EUR	3,000,000	3.300%, 10/9/22	3,381,945
			24,351,296
Chemicals: 2.8%
		Bluestar Finance Holdings Ltd
	6,500,000	3.375%, 7/16/24	6,598,350
		CF Industries Inc
	1,500,000	3.400%, 12/1/21 [2]	1,539,020
		CNAC HK Finbridge Co Ltd
EUR	200,000	1.750%, 6/14/22	230,993
		CNRC Capital Ltd
EUR	4,500,000	1.871%, 12/7/21	5,193,611
		Syngenta Finance NV
	3,552,000	3.933%, 4/23/21 [2]	3,613,436
	2,920,000	4.441%, 4/24/23 [2]	3,051,330
			20,226,740
Consumer-Products: 0.5%
		Colgate-Palmolive Co
EUR	590,000	N/A, 11/12/21 [8]	664,652
		Newell Brands Inc
	2,768,000	3.850%, 4/1/23	2,878,203
			3,542,855
Containers: 1.0%
		Berry Global Inc
EUR	2,475,000	1.000%, 1/15/25	2,793,988
		Crown European Holdings SA
EUR	1,700,000	0.750%, 2/15/23	1,913,868
		Mauser Packaging Solutions
		Holding Co
	1,750,000	5.500%, 4/15/24 [2]	1,807,033
		Trivium Packaging Finance BV
EUR	500,000	3.750% (3 Month EURIBOR
		+ 3.750%), 8/15/26 [1]	571,368
			7,086,257
Diversified Financial Services: 12.3%
		AerCap Ireland Capital DAC /
		AerCap Global Aviation Trust
	4,000,000	5.000%, 10/1/21	4,195,292
	1,850,000	3.950%, 2/1/22	1,912,069
		Aircastle Ltd
	950,000	5.125%, 3/15/21	981,670
	975,000	5.500%, 2/15/22	1,037,565
	825,000	5.000%, 4/1/23	882,921
	1,200,000	4.400%, 9/25/23	1,269,593
	897,000	4.125%, 5/1/24	943,055
		AnaCap Financial Europe
		SA SICAV-RAIF
EUR	2,000,000	5.000% (3 Month EURIBOR
		+ 5.000%), 8/1/24 [1]	2,005,609
		Arrow Global Finance PLC
GBP	900,000	5.125%, 9/15/24	1,216,885
		AVIC International Finance
		& Investment Ltd
	2,000,000	4.375%, 5/23/21	2,043,428
		Avolon Holdings Funding Ltd
	700,000	5.125%, 10/1/23 [2]	756,556
		Azimut Holding SPA
EUR	3,000,000	2.000%, 3/28/22	3,462,399
		Bracken MidCo1 PLC
GBP	900,000	8.875% Cash or 10.375%
		PIK, 10/15/23	1,198,824
		Cabot Financial Luxembourg SA
GBP	475,000	7.500%, 10/1/23	655,599
		CCTI 2017 Ltd
	4,005,000	3.625%, 8/8/22	3,996,437
		CDP Reti SPA
EUR	760,000	1.875%, 5/29/22	882,016
		China Great Wall International
		Holdings III Ltd
	3,000,000	2.750%, 8/31/20	3,007,950
		DAE Funding LLC
	625,000	4.500%, 8/1/22 [2]	635,933
		Federal International Finance PT
	1,500,000	4.125%, 5/10/21	1,523,169
		Garfunkelux Holdco 3 SA
GBP	2,300,000	8.500%, 11/1/22	3,021,542
EUR	5,000,000	3.500% (3 Month EURIBOR
		+ 3.500%), 9/1/23 [1]	5,025,238

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 92.1% (Continued)
Diversified Financial Services: 12.3% (Continued)
		Hoist Finance AB
EUR	3,000,000	2.750%, 4/3/23	$3,481,969
		Huarong Finance 2017 Co Ltd
	2,000,000	3.044% (3 Month LIBOR
		USD + 1.150%), 11/7/22 [1]	1,993,613
		Huarong Universe
		Investment Holding Ltd
EUR	2,500,000	1.625%, 12/5/22	2,779,725
		Icahn Enterprises LP /
		Icahn Enterprises Finance Corp
	1,050,000	6.250%, 2/1/22	1,071,819
	875,000	6.750%, 2/1/24	910,363
		International Lease Finance Corp
	3,500,000	8.625%, 1/15/22	3,939,350
		Intrum AB
EUR	1,675,000	2.750%, 7/15/22	1,909,171
		Jerrold Finco PLC
GBP	1,065,000	6.250%, 9/15/21	1,448,163
GBP	1,500,000	6.125%, 1/15/24	2,060,180
		JIC Zhixin Ltd
EUR	4,500,000	0.500%, 11/24/20	5,053,921
		LeasePlan Corp NV
EUR	1,100,000	1.000%, 5/2/23	1,259,454
		LHC3 PLC
EUR	3,700,000	4.125% Cash or
		4.875% PIK, 8/15/24	4,301,795
		Lincoln Financing SARL
EUR	3,075,000	3.625%, 4/1/24	3,588,937
EUR	300,000	3.875% (3 Month EURIBOR
		+ 3.875%), 4/1/24 [1]	340,452
		Mulhacen Pte Ltd
EUR	3,150,000	6.500% Cash or
		7.250% PIK, 8/1/23	2,921,956
		Park AeroSPAce Holdings Ltd
	1,000,000	5.250%, 8/15/22 [2]	1,068,212
	2,000,000	4.500%, 3/15/23 [2]	2,099,830
	1,481,000	5.500%, 2/15/24 [2]	1,627,856
		REC Ltd
	600,000	3.068%, 12/18/20	603,132
	800,000	5.250%, 11/13/23	856,980
		SoftBank Group Corp
EUR	5,000,000	4.000%, 4/20/23	6,002,131
			89,972,759
Diversified Media: 0.5%
		Digi Communications NV
EUR	620,000	5.000%, 10/15/23	716,321
		Inter Media and Communication SPA
EUR	1,834,992	4.875%, 12/31/22	2,117,889
		ProSiebenSat.1 Media SE
EUR	1,000,000	2.625%, 4/15/21	1,149,206
			3,983,416
Energy: 6.3%
		Antero Resources Corp
	1,500,000	5.375%, 11/1/21	1,431,011
	1,500,000	5.125%, 12/1/22	1,341,420
		CITGO Petroleum Corp
	1,625,000	6.250%, 8/15/22 [2]	1,651,395
		Concho Resources Inc
	2,123,000	4.375%, 1/15/25	2,194,714
		Continental Resources Inc
	4,625,000	4.500%, 4/15/23	4,835,830
		Delek & Avner Tamar Bond Ltd
	1,135,000	5.082%, 12/30/23 [2]	1,185,110
	563,000	5.412%, 12/30/25 [2]	594,479
		Diamondback Energy Inc
	3,554,000	5.375%, 5/31/25	3,731,806
		Energy Transfer Operating LP
	3,000,000	3.600%, 2/1/23	3,074,738
	1,200,000	4.250%, 3/15/23	1,254,287
		EP Infrastructure AS
EUR	1,000,000	1.659%, 4/26/24	1,149,086
		Gazprom PJSC Via Gaz Capital SA
EUR	1,000,000	3.389%, 3/20/20	1,130,725
		MPLX LP
	3,078,000	5.250%, 1/15/25 [2]	3,233,770
		Petroleos Mexicanos
EUR	4,500,000	2.500%, 8/21/21	5,195,973
EUR	700,000	1.875%, 4/21/22	801,929
GBP	1,962,000	8.250%, 6/2/22	2,947,288
		Sabine Pass Liquefaction LLC
	3,000,000	6.250%, 3/15/22	3,224,162
	2,289,000	5.750%, 5/15/24	2,555,249
		Sunoco Logistics
		Partners Operations LP
	2,541,000	4.250%, 4/1/24	2,673,916
		Wintershall Dea Finance BV
EUR	1,500,000	0.452%, 9/25/23	1,687,447
			45,894,335
Environmental: 0.2%
		FCC Servicios Medio
		Ambiente Holding SA
EUR	1,390,000	0.815%, 12/4/23	1,563,962

Food & Drug Retail: 0.7%
		Casino Guichard Perrachon SA
EUR	3,600,000	5.976%, 5/26/21	4,247,725
EUR	100,000	1.865%, 6/13/22	108,107
		Co-Operative Group Ltd
GBP	490,000	5.125%, 5/17/24	697,790
			5,053,622
Food/Beverage/Tobacco: 2.6%
		Bacardi Ltd
EUR	1,000,000	2.750%, 7/3/23	1,207,436
		Bevco Lux SARL
EUR	4,000,000	1.750%, 2/9/23	4,672,915

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 92.1% (Continued)
Food/Beverage/Tobacco: 2.6% (Continued)
		Bright Food Singapore
		Holdings Pte Ltd
EUR	6,000,000	1.125%, 7/18/20	$6,766,506
		General Mills Inc
	1,575,000	3.012% (3 Month LIBOR
		USD + 1.010%), 10/17/23 [1]	1,600,004
		Kraft Heinz Foods Co
	1,556,000	4.875%, 2/15/25 [2]	1,598,774
		Premier Foods Finance PLC
GBP	925,000	6.250%, 10/15/23	1,287,629
		Smithfield Foods Inc
	1,000,000	2.650%, 10/3/21 [2]	994,476
	900,000	3.350%, 2/1/22 [2]	903,093
			19,030,833
Gaming: 0.7%
		Cirsa Finance International SARL
EUR	325,000	6.250%, 12/20/23	386,071
		International Game Technology PLC
EUR	4,000,000	3.500%, 6/15/26	4,795,289
			5,181,360
Healthcare: 2.7%
		Bausch Health Americas Inc
	2,825,000	9.250%, 4/1/26 [2]	3,250,021
		Becton Dickinson
		Euro Finance SARL
EUR	3,000,000	0.632%, 6/4/23	3,402,086
		Elanco Animal Health Inc
	2,475,000	4.272%, 8/28/23	2,615,826
		GN Store Nord A/S
EUR	760,000	0.750%, 12/6/23	851,533
		HCA Inc
	6,050,000	4.750%, 5/1/23	6,486,460
		MPT Operating Partnership LP /
		MPT Finance Corp
EUR	1,500,000	4.000%, 8/19/22	1,826,516
GBP	910,000	2.550%, 12/5/23	1,228,301
		Rossini SARL
EUR	350,000	3.875% (3 Month EURIBOR
		+ 3.875%), 10/30/25 [1]	400,203
			20,060,946
Homebuilders/Real Estate: 8.3%
		Atrium European Real Estate Ltd
EUR	5,000,000	3.625%, 10/17/22	6,050,252
		Blackstone Property Partners
		Europe Holdings SARL
EUR	2,700,000	1.400%, 7/6/22	3,105,172
EUR	4,460,000	0.500%, 9/12/23	4,990,422
		CPI Property Group SA
EUR	1,150,000	1.450%, 4/14/22	1,324,277
	3,850,000	4.750%, 3/8/23	4,055,625
		DEMIRE Deutsche Mittelstand
		Real Estate AG
EUR	3,000,000	1.875%, 10/15/24	3,424,593
		Dream Global Funding I SARL
EUR	1,000,000	1.375%, 12/21/21	1,132,959
		Fastighets AB Balder
EUR	2,000,000	1.125%, 3/14/22	2,285,229
		Globalworth Real Estate
		Investments Ltd
EUR	2,000,000	2.875%, 6/20/22	2,363,404
		Hammerson PLC
EUR	1,500,000	2.000%, 7/1/22	1,751,458
		Heimstaden Bostad AB
EUR	890,000	2.125%, 9/5/23	1,050,406
		Immobiliare Grande
		Distribuzione SIIQ SPA
EUR	500,000	2.125%, 11/28/24	567,159
		IMMOFINANZ AG
EUR	3,000,000	2.625%, 1/27/23	3,555,729
		Kennedy Wilson Europe
		Real Estate Ltd
GBP	4,875,000	3.950%, 6/30/22	6,681,419
		Logicor Financing SARL
EUR	720,000	1.500%, 11/14/22	833,605
EUR	2,345,000	0.750%, 7/15/24	2,643,333
		NE Property BV
EUR	1,003,000	3.750%, 2/26/21	1,172,141
EUR	2,150,000	2.625%, 5/22/23	2,537,169
EUR	5,500,000	1.750%, 11/23/24	6,287,768
		TLG Immobilien AG
EUR	1,400,000	0.375%, 9/23/22	1,577,476
		Vivion Investments SARL
EUR	3,000,000	3.000%, 8/8/24	3,443,014
			60,832,610
Insurance: 0.6%
		Ardonagh Midco 3 PLC
GBP	1,806,000	8.375%, 7/15/23	2,395,234
		Galaxy Bidco Ltd
EUR	2,000,000	5.000% (3 Month EURIBOR
		+ 5.000%), 7/31/26 [1]	2,288,278
			4,683,512
Leisure: 0.3%
		CPUK Finance Ltd
GBP	1,564,000	4.250%, 8/28/22	2,115,629

Metals/Mining: 0.5%
		First Quantum Minerals Ltd
	270,000	7.000%, 2/15/21 [2]	271,181
	950,000	7.250%, 5/15/22 [2]	956,156
		Glencore Funding LLC
	1,041,000	4.125%, 5/30/23 [2]	1,085,485
The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 92.1% (Continued)
Metals/Mining: 0.5% (Continued)
		Gold Fields Orogen
		Holdings BVI Ltd
	1,360,000	5.125%, 5/15/24	$1,455,316
			3,768,138
Quasi & Foreign Government: 2.2%
		Chengdu Xingcheng
		Investment Group Co Ltd
EUR	5,300,000	2.500%, 3/20/21	5,912,660
		Eastern Creation II Investment
		Holdings Ltd
	3,000,000	2.800%, 7/15/22	3,011,787
		Gansu Provincial Highway Aviation
		Tourism Investment Group Co Ltd
EUR	6,500,000	1.875%, 12/7/20	7,410,291
			16,334,738
Railroads: 0.1%
		Russian Railways Via
		RZD Capital PLC
EUR	600,000	3.374%, 5/20/21	704,994

Services: 1.2%
		ALD SA
EUR	700,000	0.204% (3 Month EURIBOR
		+ 0.620%), 7/16/21 [1]	788,738
		Algeco Global Finance PLC
EUR	2,675,000	6.500%, 2/15/23	3,008,062
		Loxam SAS
EUR	3,000,000	3.250%, 1/14/25	3,485,250
		RAC Bond Co PLC
GBP	1,425,000	5.000%, 11/6/22	1,698,758
			8,980,808
Steel: 1.7%
		Evraz PLC
	1,700,000	8.250%, 1/28/21	1,811,180
	3,000,000	5.250%, 4/2/24	3,259,275
		Shougang Group Co Ltd
EUR	5,000,000	1.350%, 8/7/20	5,646,416
		Vallourec SA
EUR	400,000	6.625%, 10/15/22	397,005
EUR	1,075,000	6.375%, 10/15/23	1,020,557
			12,134,433
Super Retail: 1.3%
		AA Bond Co Ltd
GBP	2,092,000	4.249%, 7/31/20	2,813,637
GBP	4,207,000	2.875%, 1/31/22	5,540,719
		Tendam Brands SAU
EUR	1,100,000	5.250% (3 Month EURIBOR
		+ 5.250%), 9/15/24 [1]	1,245,437
			9,599,793
Technology: 3.9%
		Broadcom Corp / Broadcom
		Cayman Finance Ltd
	6,497,000	3.000%, 1/15/22	6,595,110
		Dell Bank International DAC
EUR	2,200,000	0.625%, 10/17/22	2,486,953
		Dell International LLC / EMC Corp
	3,934,000	4.000%, 7/15/24 [2]	4,124,349
		Equinix Inc
EUR	6,000,000	2.875%, 2/1/26	6,995,408
	250,000	5.375%, 5/15/27	271,970
		Microchip Technology Inc
	3,025,000	3.922%, 6/1/21	3,094,670
	2,000,000	4.333%, 6/1/23	2,114,537
		NXP BV / NXP Funding LLC
	2,550,000	4.125%, 6/1/21 [2]	2,615,380
			28,298,377
Telecommunications: 3.5%
		Altice France SA
EUR	5,250,000	2.500%, 1/15/25	5,976,991
		Arqiva Broadcast Finance PLC
GBP	1,900,000	6.750%, 9/30/23	2,689,984
		Bharti Airtel International
		Netherlands BV
EUR	100,000	3.375%, 5/20/21	116,552
		Iliad SA
EUR	1,400,000	0.625%, 11/25/21	1,575,580
		PPF Arena 1 BV
EUR	2,100,000	2.125%, 1/31/25	2,402,857
		Sprint Corp
	2,925,000	7.875%, 9/15/23	3,233,339
		Sprint Spectrum Co LLC /
		Sprint Spectrum Co II LLC /
		Sprint Spectrum Co III LLC
	4,375,000	3.360%, 9/20/21 [2]	4,419,406
		TalkTalk Telecom Group PLC
GBP	1,500,000	5.375%, 1/15/22	2,019,101
		Telecom Italia SPA
EUR	2,500,000	4.000%, 4/11/24	3,108,755
			25,542,565
Transportation Excluding Air/Rail: 1.0%
		Firstgroup PLC
GBP	2,563,000	8.750%, 4/8/21	3,687,214
		Getlink SE
EUR	1,550,000	3.625%, 10/1/23	1,810,086
		Naviera Armas SA
EUR	200,000	6.500% (3 Month EURIBOR
		+ 6.500%), 7/31/23 [1]	174,989
EUR	1,075,000	4.250% (3 Month EURIBOR
		+ 4.250%), 11/15/24 [1]	853,127

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 92.1% (Continued)
Transportation Excluding Air/Rail: 1.0% (Continued)
		Rail Transit International
		Development Co Ltd
EUR	600,000	1.625%, 6/22/22	$687,807
			7,213,223
Utilities: 1.1%
		Beijing Gas Singapore Capital Corp
	3,200,000	2.750%, 5/31/22	3,211,081
		E.ON SE
EUR	1,130,000	N/A, 9/29/22 [8]	1,266,713
		Enel Finance International NV
	3,640,000	2.875%, 5/25/22 [2]	3,688,211
			8,166,005
TOTAL CORPORATE BONDS
(Cost $673,575,819)			674,439,117

CONVERTIBLE BONDS: 0.4%

Banking: 0.2%
		Nykredit Realkredit A/S
EUR	1,000,000	4.000% (5 Year Swap Rate
		EUR + 2.850%), 6/3/36 [1,5]	1,181,272
Telecommunications: 0.2%
		Telecom Italia SPA
EUR	1,000,000	1.125%, 3/26/22	1,125,272
TOTAL CONVERTIBLE BONDS
(Cost $2,290,135)			2,306,544

Shares
AFFILIATED MUTUAL FUNDS: 0.9%
	700,000	Muzinich High Income
		Floating Rate Fund	6,916,000
TOTAL AFFILIATED MUTUAL FUNDS
(Cost $7,000,000)			6,916,000

Principal
Amount†
BANK LOANS: 5.9%
Cable/Satellite TV: 0.3%
		Telenet 5/18(EUR) AO
EUR	1,888,889	2.500% (6 Month EURIBOR
		+ 2.500%), 1/15/20 [1,4]	2,133,555
Chemicals: 0.3%
		Flint Group 1L
EUR	1,442,410	3.750% (3 Month EURIBOR
		+ 3.750%), 1/24/20 [1,4]	1,450,969
		Perstorp Holding (EUR)
EUR	1,000,000	4.750% (3 Month EURIBOR
		+ 4.750%), 3/31/20 [1,4]	1,108,149
			2,559,118
Consumer-Products: 0.3%
		Sunshine Luxembourg VII
EUR	1,750,000	3.750%, 10/2/26 [1,4,6,7]	1,979,856

Containers: 0.2%
		Irel AcquiCo GmBH B1
		(EUR) (IFCO Systems)
EUR	1,000,000	3.500%, 5/31/26 [1,4,6,7]	1,131,363

Food/Beverage/Tobacco: 0.4%
		L1R HB Finance (Holland & Barrett)
GBP	4,015,419	6.015% (3 Month LIBOR
		+ 5.250%), 12/23/19 [1,4]	3,186,954
Gaming: 0.2%
		Jackpotjoy GBP
GBP	1,250,000	5.708% (1 Month LIBOR
		+ 5.000%), 1/30/20 [1,4]	1,661,142
Healthcare: 0.8%
		HRA Term Loan
EUR	1,500,000	3.500% (3 Month EURIBOR
		+ 3.500%), 3/31/20 [1,4]	1,647,324
		Nemera B
EUR	2,000,000	4.000% (3 Month EURIBOR
		+ 4.000%), 3/31/20 [1,4]	2,187,325
		Rodenstock B EUR
EUR	2,000,000	5.250% (3 Month EURIBOR
		+ 5.250%), 3/16/20 [1,4]	2,103,197
			5,937,846
Insurance: 0.1%
		Andromeda B3
EUR	888,756	4.750% (3 Month EURIBOR
		+ 4.750%), 6/12/26 [1,4]	1,015,615

Leisure: 0.5%
		Park Resorts Term Loan B GBP
GBP	936,483	4.954% (1 Month PIBOR
		+ 4.250%), 1/31/20 [1,4]	1,228,068
		Silk Bidco B (Hurtigruten)
EUR	2,000,000	3.500% (6 Month EURIBOR
		+ 3.500%), 2/24/20 [1,4]	2,243,410
			3,471,478
Services: 2.0%
		Assystem New B
EUR	3,000,000	4.250% (3 Month EURIBOR
		+ 4.250%), 3/31/20 [1,4]	3,379,837

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
BANK LOANS: 5.9% (Continued)
Services: 2.0% (Continued)
		Evergood B1E (Nets)
EUR	2,000,000	3.250% (3 Month EURIBOR
		+ 3.250%), 3/6/20 [1,4]	$2,239,596
		Fugue Finance (Nord Anglia)
EUR	2,000,000	3.250% (3 Month EURIBOR
		+ 3.250%), 2/28/20 [1,4]	2,243,758
		Global University Systems
		(Markermeer Finance) B
EUR	3,000,000	4.250% (6 Month EURIBOR
		+ 4.250%), 12/23/24 [1,4]	3,384,733
		Summer (BC) Holdco (Kantar)
EUR	3,000,000	5.000%, 12/4/26 [1,4,6,7]	3,339,877
			14,587,801
Technology: 0.5%
		Itiviti Group (EUR)
EUR	1,000,000	4.500% (3 Month EURIBOR
		+ 4.500%), 1/16/20 [1,4]	1,128,716
		Paysafe B2 (PI UK HoldCo II)
EUR	2,000,000	3.000% (1 Month EURIBOR
		+ 3.000%), 1/31/20 [1,4]	2,256,309
			3,385,025
Telecommunications: 0.3%
		EUNetworks Term Loan B
		(Stonepeak Spear)
EUR	2,000,000	3.500% (1 Month EURIBOR
		+ 3.500%), 1/31/20 [1,4]	2,254,627
TOTAL BANK LOANS
(Cost $45,784,520)			43,304,380
TOTAL INVESTMENTS IN SECURITIES: 99.3%
(Cost $728,650,474)			726,966,041
Other Assets in Excess of Liabilities: 0.7%			5,136,458
TOTAL NET ASSETS: 100.0%			$732,102,499

†	In USD unless otherwise indicated.
CMT – United States Constant Maturity Treasury Note
EUR – Euro
EURIBOR – Euro Interbank Offered Rate
GBP – Great Britain Pound
ICE – Intercontinental Exchange
LIBOR – London Interbank Offered Rate
PIBOR – Paris Interbank Offered Rate
PIK – Payment-in-Kind – represents the security may pay interest in additional par.
UK GILT – United Kingdom Government Issued Long Term Stock
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on December 31, 2019. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2019 the value of these securities amounted to $52,185,286 or 7.1% of net assets.

[3]	Perpetual call date security. Date shown is next call date.
[4]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the LIBOR or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[5]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on December 31, 2019. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[6]	All or a portion of the loan may be unfunded.
[7]	Denotes investments purchased on a when-issued or delayed delivery basis.
[8]	Zero coupon security.

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2019

The Low Duration Fund had the following forward foreign currency exchange contracts outstanding with the Bank of New York.

			U.S. Dollar Value at			U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered		December 31, 2019	Currency to be Received		December 31, 2019	(Depreciation)
1/17/20	EUR	173,000,000	$194,264,392		$192,691,031	$192,691,031	$(1,573,361)
1/17/20	GBP	54,000,000	71,564,514		$69,541,646	69,541,656	(2,022,858)
1/17/20		$3,868,296	3,868,296	GBP	3,000,000	3,975,806	107,510
3/18/20	EUR	220,000,000	247,988,196		$244,862,860	244,862,860	(3,125,336)
			$517,685,398			$511,071,353	$(6,614,045)

The accompanying notes are an integral part of these financial statements.

Floating Rate Fund

SCHEDULE OF INVESTMENTS at December 31, 2019

Principal
Amount†			Value
CORPORATE BONDS: 5.2%
Capital Goods: 0.9%
		BCD Acquisition Inc
	100,000	9.625%, 9/15/23 [1]	$103,249
Diversified Financial Services: 0.9%
		Icahn Enterprises LP / Icahn
		Enterprises Finance Corp
	100,000	6.750%, 2/1/24	104,041
Energy: 1.4%
		CITGO Petroleum Corp
	100,000	6.250%, 8/15/22 [1]	101,625
		Gulfport Energy Corp
	75,000	6.625%, 5/1/23	63,398
			165,023
Steel: 1.0%
		Allegheny Technologies Inc
	100,000	7.875%, 8/15/23	112,291

Telecommunications: 1.0%
		Sprint Corp
	100,000	7.875%, 9/15/23	110,542
TOTAL CORPORATE BONDS
(Cost $591,478)			595,146

BANK LOANS: 92.2%
Aerospace/Defense: 2.2%
		Transdigm G (02/18)
	247,475	4.299%, (1 Month LIBOR
		+ 2.500%), 1/31/20 [2,3]	248,609
Automotive & Auto Parts: 3.4%
		Autokiniton (9/19)
	150,000	7.549%, (1 Month LIBOR
		+ 5.750%), 1/31/20 [2,3]	149,625
		Trico Group Incremental B-2
	240,625	8.945%, (3 Month LIBOR
		+ 7.000%), 3/31/20 [2,3]	238,972
			388,597
Broadcasting: 3.4%
		Gray Television C (10/18)
	63,723	4.197%, (1 Month LIBOR
		+ 2.500%), 2/4/20 [2,3]	64,216
		Nexstar Broadcasting B4 (6/19)
	150,000	4.452%, (1 Month LIBOR
		+ 2.750%), 2/3/20 [2,3]	151,049
		Sinclair Television Group B2B
	99,750	4.240%, (1 Month LIBOR
		+ 2.500%), 1/15/20 [2,3]	100,233
		Terrier Media Buyer (Cox Media) B
	75,000	6.148%, (3 Month LIBOR
		+ 4.250%), 12/17/26 [2,3]	75,844
			391,342
Building Materials: 1.7%
		USIC Holdings B (US Infrastructure)
	198,516	5.049%, (1 Month LIBOR
		+ 3.250%), 1/31/20 [2,3]	198,145
Cable/Satellite TV: 2.1%
		Cogeco Communications (USA) II B
	244,389	4.049%, (1 Month LIBOR
		+ 2.250%), 1/31/20 [2,3]	245,581
Capital Goods: 5.4%
		Safety Products / JHC
		Acquisition Corp
	123,173	6.299%, (1 Month LIBOR
		+ 4.500%), 1/31/20 [2,3]	118,554
		Safety Products / JHC
		Acquisition Corp DD
	15,097	6.299%, (1 Month LIBOR
		+ 4.500%), 1/31/20 [2,3]	14,531
		SLV
EUR	485,825	4.250%, (1 Month EURIBOR
		+ 4.250%), 1/31/20 [2,3]	485,007
			618,092
Chemicals: 1.9%
		PQ Corp B-1 (3rd Amend)
	212,078	4.427%, (3 Month LIBOR
		+ 2.500%), 1/31/20 [2,3]	213,592

Consumer-Products: 2.7%
		Sunshine Luxembourg VII USD B1
	125,000	6.195%, (3 Month LIBOR
		+ 4.250%), 3/31/20 [2,3]	126,350
		TGP Holdings III
		(Traeger Grills) (03/18)
	198,987	6.049%, (1 Month LIBOR
		+ 4.250%), 1/31/20 [2,3]	188,208
			314,558
Containers: 2.4%
		Berry Global (Berry Plastics) U
	149,250	4.215%, (1 Month LIBOR
		+ 2.500%), 1/2/20 [2,3]	149,862
		Liqui-Box B
	125,000	7.000%, 6/3/26 [2,3,4,5]	122,344
			272,206
Diversified Financial Services: 0.7%
		Financial & Risk B
		(Refinitiv/Thompson Reuters)
	74,436	5.049%, (1 Month LIBOR
		+ 3.250%), 1/31/20 [2,3]	75,162

Diversified Media: 0.7%
		Clear Channel Outdoor Holdings B
	74,813	5.299%, (1 Month LIBOR
		+ 3.500%), 1/31/20 [2,3]	75,353

The accompanying notes are an integral part of these financial statements.

Floating Rate Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†			Value
BANK LOANS: 92.2% (Continued)
Environmental: 2.1%
		GFL Environmental B
	244,526	4.799%, (1 Month LIBOR
		+ 3.000%), 1/31/20 [2,3]	$245,332
Food/Beverage/Tobacco: 2.8%
		H-Food (Hearthside Food)
	248,111	5.487%, (1 Month LIBOR
		+ 3.688%), 1/31/20 [2,3]	246,374
		US Foods B (08/19)
	74,813	3.799%, (1 Month LIBOR
		+ 2.000%), 1/31/20 [2,3]	75,245
			321,619
Gaming: 7.0%
		Boyd Gaming B3
	166,821	3.853%, (1 Week LIBOR
		+ 2.250%), 1/9/20 [2,3]	168,200
		Jackpotjoy EUR
EUR	500,000	4.000%, (3 Month EURIBOR
		+ 4.000%), 2/18/20 [2,3]	562,255
		PCI Gaming
	67,889	4.299%, (1 Month LIBOR
		+ 2.500%), 1/31/20 [2,3]	68,448
			798,903
Healthcare: 16.1%
		Air Methods B (ASP AMC)
	148,855	5.445%, (3 Month LIBOR
		+ 3.500%), 3/31/20 [2,3]	130,838
		Aldevron B
	100,000	6.195%, (3 Month LIBOR
		+ 4.250%), 3/31/20 [2,3]	101,250
		Amneal Pharmaceuticals Initial
	238,186	5.313%, (1 Month LIBOR
		+ 3.500%), 1/31/20 [2,3]	215,320
		Curium BidCo B (EUR)
EUR	250,000	3.750%, (3 Month EURIBOR
		+ 3.750%), 3/31/20 [2,3]	283,348
		Mallinckrodt International B
	468,802	4.695%, (3 Month LIBOR
		+ 2.750%), 3/31/20 [2,3]	384,938
		RegionalCare Hospital
		Partners B (Lifepoint)
	198,500	6.202%, (1 Month LIBOR
		+ 4.500%), 12/31/19 [2,3]	200,361
		Rodenstock B EUR
EUR	500,000	5.250%, (3 Month EURIBOR
		+ 5.250%), 3/16/20 [2,3]	525,799
			1,841,854
Insurance: 2.2%
		USI Incremental
	247,468	4.945%, (3 Month LIBOR
		+ 3.000%), 3/31/20 [2,3]	247,809

Leisure: 0.4%
		GBT Group Services
		(Global Business Travel)
	49,375	4.401%, (3 Month LIBOR
		+ 2.500%), 2/13/20 [2,3]	49,622

Metals/Mining: 2.1%
		AMG Advanced Metallurgical
	243,731	4.799%, (1 Month LIBOR
		+ 3.000%), 1/31/20 [2,3]	240,380

Services: 11.2%
		APi Group B (J2 Acquisition)
	100,000	4.299%, (1 Month LIBOR
		+ 2.500%), 1/31/20 [2,3]	100,958
		Capri Acquisitions
		(Redtop/CPA Global)
	108,960	4.927%, (3 Month LIBOR
		+ 3.000%), 1/31/20 [2,3]	108,129
		Evergood B1E (Nets)
EUR	534,511	3.250%, (3 Month EURIBOR
		+ 3.250%), 3/6/20 [2,3]	598,544
		Frontdoor (AHS Holding)
	245,634	4.313%, (1 Month LIBOR
		+ 2.500%), 1/31/20 [2,3]	248,398
		Gems Menasa (Global Education
		Management) (GEMS Education)
	149,251	6.909%, (3 Month LIBOR
		+ 5.000%), 2/29/20 [2,3]	150,557
		KAR Auction Services B6 (09/19)
	73,014	4.063%, (1 Month LIBOR
		+ 2.250%), 1/23/20 [2,3]	73,630
			1,280,216
Technology: 13.6%
		Dawn Acquisition
	247,500	5.695%, (3 Month LIBOR
		+ 3.750%), 3/31/20 [2,3]	236,568
		DCert Buyer (Digicert)
	125,000	5.799%, (1 Month LIBOR
		+ 4.000%), 1/31/20 [2,3]	125,625
		EagleView Technology
		Corporation (6/18)
	149,622	5.409%, (3 Month LIBOR
		+ 3.500%), 2/28/20 [2,3]	141,861
		Maxar Technologies B
		(MacDonald Dettwiler)
	92,489	4.854%, (1 Month LIBOR
		+ 2.750%), 1/31/20 [2,3]	89,214
		SuperMoose Borrower
		(CentralSquare Tech) B
	297,000	5.452%, (1 Month LIBOR
		+ 3.750%), 12/31/19 [2,3]	284,431

The accompanying notes are an integral part of these financial statements.

Floating Rate Fund

SCHEDULE OF INVESTMENTS at December 31, 2019 (Continued)

Principal
Amount†		Value
BANK LOANS: 92.2% (Continued)
Technology: 13.6% (Continued)
	Toro Private (03/19)
	(Travelport Finance)
249,375	6.945%, (3 Month LIBOR
	+ 5.000%), 3/31/20 [2,3]	$233,914
	Triton Solar US B
169,531	7.799%, (1 Month LIBOR
	+ 6.000%), 1/31/20 [2,3]	143,819
	Web.Com Group B (08/18)
295,320	5.495%, (1 Month LIBOR
	+ 3.750%), 1/21/20 [2,3]	295,510
		1,550,942
Telecommunications: 2.4%
	Iridium Satellite (11/19)
50,000	5.549%, (1 Month LIBOR
	+ 3.750%), 1/31/20 [2,3]	50,703
	Telesat Canada B-5
225,000	4.630%, (3 Month LIBOR
	+ 2.750%), 12/7/26 [2,3]	226,454
		277,157
Transportation Excluding Air/Rail: 2.1%
	Yak Access B
246,795	6.799%, (1 Month LIBOR
	+ 5.000%), 1/31/20 [2,3]	239,006
Utilities: 3.6%

	Calpine Corporation B-5
244,216	4.200%, (3 Month LIBOR
	+ 2.250%), 3/31/20 [2,3]	245,795
	Edgewater (SPAde Facilities)
98,065	5.549%, (1 Month LIBOR
	+ 3.750%), 1/31/20 [2,3]	94,326
	Heritage Power B
74,813	8.205%, (6 Month LIBOR
	+ 6.000%), 1/30/20 [2,3]	71,820
		411,941
TOTAL BANK LOANS
(Cost $10,683,650)		10,546,018
TOTAL INVESTMENTS IN SECURITIES: 97.4%
(Cost $11,275,128)		11,141,164
Other Assets in Excess of Liabilities: 2.6%		297,098
TOTAL NET ASSETS: 100.0%		$11,438,262

†	In USD unless otherwise indicated.
EUR – Euro
EURIBOR – Euro Interbank Offered Rate
LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2019 the value of these securities amounted to $204,874 or 1.8% of net assets.

[2]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[3]	Variable rate security; rate shown is the rate in effect on December 31, 2019. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[4]	All or a portion of the loan may be unfunded.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2019

The Floating Rate Fund had the following forward foreign currency exchange contracts outstanding with the Bank of New York.

			U.S. Dollar Value at		U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered		December 31, 2019	Currency to be Received	December 31, 2019	(Depreciation)
3/17/20	EUR	2,200,000	$2,502,263	$2,471,686	$2,471,686	$(30,577)
			$2,502,263		$2,471,686	$(30,577)

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2019

	Credit		Low
	Opportunities	U.S. High	Duration	Floating
	Fund	Yield Fund	Fund	Rate Fund
ASSETS
Investments in unaffiliated securities, at value (Cost $398,441,493,
$43,383,334, $721,650,474 and $11,275,128) (Note 2)	$407,855,677	$44,495,828	$720,050,041	$11,141,164
Investments in securities of affiliated securities, at value (Cost $4,000,000,
$—, $7,000,000 and $—)	3,952,000	—	6,916,000	—
Deposits at broker	463,465	—	—	142
Cash	3,571,419	40,321	9,702,545	577,417
Foreign currency, at value
(Cost $5,351,738, $—, $9,510,122 and $62,645)	5,396,656	—	9,553,981	63,334
Receivables:
Fund shares sold	1,646,645	—	1,222,395	—
Investment securities sold	—	127,766	4,268	188
Interest receivable	4,656,184	636,456	8,358,752	51,729
Unrealized appreciation on forward foreign currency exchange contracts	85,645	—	107,510	—
Distribution receivable from affiliate	—	—	79,445	—
Prepaid expenses	19,972	3,366	17,302	6,275
Total assets	427,647,663	45,303,737	756,012,239	11,840,249

LIABILITIES
Payables
Investment securities purchased	—	—	8,553,480	206,730
Fund shares purchased	1,280,973	—	8,195,361	—
Distribution to shareholders	7,746,370	118,976	27,351	124,843
Unrealized depreciation on forward foreign currency exchange contracts	970,732	—	6,721,555	30,577
Investment advisory fees, net	184,805	27,753	227,358	1,628
Fund accounting fees	22,070	11,714	27,460	3,800
Administration fees	27,974	6,170	34,906	2,983
Transfer agent fees	9,563	1,683	16,398	388
Audit fees	24,568	23,144	22,998	23,163
Chief Compliance Officer fees	1,546	1,575	1,479	1,546
Custody fees	12,604	1,117	22,513	1,733
Distribution fees – Class A	147	—	—	—
Trustee fees	4,965	3,526	5,533	3,385
Shareholder service fees – Institutional Class	16,103	98	—	—
Other accrued expenses	20,292	2,505	53,348	1,211
Total liabilities	10,322,712	198,261	23,909,740	401,987
NET ASSETS	$417,324,951	$45,105,476	$732,102,499	$11,438,262

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2019 (Continued)

	Credit		Low
	Opportunities	U.S. High	Duration	Floating
	Fund	Yield Fund	Fund	Rate Fund
COMPONENTS OF NET ASSETS
Paid-in capital	$405,007,881	$44,502,831	$735,908,851	$11,578,206
Total distributable (accumulated) earnings (losses)	12,317,070	602,645	(3,806,352)	(139,944)
Net assets	$417,324,951	$45,105,476	$732,102,499	$11,438,262

COMPONENTS OF NET ASSET VALUE
Supra Institutional Class[1]:
Net assets	$261,857,785	$43,463,829	$732,001,624	$—
Shares of beneficial interest issued and outstanding	24,032,515	4,420,872	72,808,006	—
Net asset value, offering and redemption price per share	$10.90	$9.83	$10.05	$—
Institutional Class:
Net assets	$155,467,166	$1,641,647	$100,875	$11,438,262
Shares of beneficial interest issued and outstanding	14,272,920	166,768	9,886	1,157,897
Net asset value, offering and redemption price per share	$10.89	$9.84	$10.20	$9.88

[1]	This class is not offered for Floating Rate Fund as of December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

(This Page Intentionally Left Blank.)

Muzinich Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2019

	Credit		Low
	Opportunities	U.S. High	Duration	Floating
	Fund	Yield Fund	Fund	Rate Fund
INVESTMENT INCOME
Interest	$14,997,096	$2,072,610	$18,883,748	$570,017
Dividends from unaffiliated securities	—	193,766	—	—
Dividends from affiliated securities	161,640	—	282,869	—
Consent income	20,502	1,313	16,389	250
Other income	588	413	833	405
Total investment income	15,179,826	2,268,102	19,183,839	570,672

EXPENSES
Investment advisory fees	2,413,145	212,310	2,786,995	57,197
Administration fees	186,690	47,543	234,076	20,481
Fund accounting fees	144,038	80,208	184,794	24,988
Shareholder service fees – Institutional Class	94,049	26	—	—
Custody fees	74,231	7,715	156,047	13,236
Transfer agent fees	64,430	13,921	106,650	5,430
Registration fees	44,436	35,367	55,521	30,797
Miscellaneous expenses	26,772	8,079	33,230	4,349
Audit fees	24,568	23,144	22,998	21,663
Reports to shareholders	23,861	2,682	82,491	1,875
Trustees fees	21,442	15,235	20,643	14,700
Chief Compliance Officer fees	10,359	10,387	10,292	10,359
Insurance expense	3,623	2,602	4,151	2,006
Legal fees	2,626	6,308	4,365	5,832
Distribution Fees – Class A1	787	—	—	—
Interest expense	148	66	12,265	—
Shareholder service fees – Class A1	15	—	—	—
Total expenses	3,135,220	465,593	3,714,518	212,913
Less: affiliated advisory fees waived	(25,726)	—	(45,004)	—
Less: advisory fees waived and expenses absorbed	(627,223)	(241,670)	(617,857)	(138,558)
Net expenses	2,482,271	223,923	3,051,657	74,355
Net investment income	12,697,555	2,044,179	16,132,182	496,317

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Unaffiliated securities	16,093,265	(170,190)	(7,993,070)	(63,153)
Distributions from affiliated mutual fund	21,328	—	37,324	—
Forward foreign currency exchange contracts	2,594,667	—	19,252,098	126,546
Foreign currency and foreign currency translation	(90,654)	—	2,255,296	(8,343)
Swap contracts	(532,093)	—	—	—
Net realized gain (loss)	18,086,513	(170,190)	13,551,648	55,050
Change in net unrealized appreciation/depreciation on:
Unaffiliated securities	10,463,395	2,784,622	24,098,553	260,473
Affiliated securities	96,000	—	168,000	—
Forward foreign currency exchange contracts	(752,533)	—	(8,466,856)	(17,326)
Foreign currency and foreign currency translation	30,074	—	14,304	85
Swap contracts	(129,361)	—	—	—
Change in net unrealized appreciation/depreciation	9,707,575	2,784,622	15,814,001	243,232
Net realized and unrealized gain on investments	27,794,088	2,614,432	29,365,649	298,282
Net increase in net assets resulting from operations	$40,491,643	$4,658,611	$45,497,831	$794,599

[1]	Credit Opportunities Fund – Class A shares converted into Institutional Class shares on close of business December 27, 2019.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$12,697,555	$11,452,791
Net realized gain (loss) on investments, forward foreign currency exchange contracts,
foreign currency, foreign currency translation, futures contracts and swap contracts	18,086,513	(4,081,196)
Change in unrealized appreciation/depreciation on investments, forward foreign currency
exchange contracts, foreign currency, foreign currency translation, and futures contracts	9,707,575	(6,473,029)
Net increase in net assets resulting from operations	40,491,643	898,566

DISTRIBUTIONS TO SHAREHOLDERS
From earnings:
Supra Institutional Class	(16,519,502)	(4,379,683)
Institutional Class	(9,649,372)	(3,573,419)
Class A1	(7,136)	(5,565)
Return on capital:
Supra Institutional	—	(381,525)
Institutional Class	—	(311,289)
Class A1	—	(485)
Total distributions to shareholders	(26,176,010)	(8,651,966)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares –
Supra Institutional Class[2]	13,060,330	35,879,687
Net decrease in net assets derived from net change in outstanding shares –
Institutional Class[2]	(4,112,961)	(24,317,951)
Net increase (decrease) in net assets derived from net change in outstanding shares – Class A1,2	(403,696)	172,870
Total increase in net assets from capital share transactions	8,543,673	11,734,606
Total increase in net assets	22,859,306	3,981,206

NET ASSETS
Beginning of year	394,465,645	390,484,439
End of year	$417,324,951	$394,465,645

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

[2]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	3,769,106	$41,919,717	5,980,103	$62,944,588
Shares issued in reinvestment of distributions	676,120	7,389,094	180,443	1,887,225
Shares redeemed[3]	(3,303,653)	(36,248,481)	(2,763,960)	(28,952,126)
Net increase	1,141,573	$13,060,330	3,396,586	$35,879,687

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class:	Shares	Value	Shares	Value
Shares sold	3,833,373	$42,136,030	5,048,983	$53,149,244
Shares sold in connection with the conversion of
Class A shares into Institutional Class Shares[1]	34,768	395,833	—	—
Shares issued in reinvestment of distributions	694,220	7,582,642	272,320	2,848,560
Shares redeemed[4]	(4,974,381)	(54,227,466)	(7,661,559)	(80,315,755)
Net decrease	(412,020)	$(4,112,961)	(2,340,256)	$(24,317,951)

	Year Ended		Year Ended
	December 31, 2019[4]		December 31, 2018
Class A:	Shares	Value	Shares	Value
Shares sold	474	$5,250	24,742	$260,000
Shares issued in reinvestment of distributions	650	7,137	580	6,050
Shares redeemed	(1,797)	(20,250)	(8,875)	(93,180)
Shares redeemed in connection with the conversion of
Class A shares into Institutional Class Shares[1]	(34,818)	(395,833)	—	—
Net increase (decrease)	(35,491)	$(403,696)	16,447	$172,870

[3]	Net of redemption fees of $1,528 and $3,005, respectively.
[4]	Net of redemption fees of $7,588 and $11,619, respectively.
[1]	Credit Opportunities Fund – Class A shares converted into Institutional Class shares on close of business December 27, 2019.

Share Class	Shares Outstanding	Net Assets	NAV Per Share	Share Conversion Ratio
Class A	34,818	$395,833	$11.3686	0.9986
Institutional Class (before conversion)	13,735,751	156,383,550	11.3851
Institutional Class (after conversion)	13,770,519	156,779,383	11.3851

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,044,179	$1,391,954
Net realized loss on investments	(170,190)	(339,700)
Net change in unrealized appreciation/depreciation on investments	2,784,622	(1,872,151)
Net increase (decrease) in net assets resulting from operations	4,658,611	(819,897)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Supra Institutional Class	(2,001,323)	(1,315,557)
Net distributions to shareholders – Institutional Class	(39,177)	(81,896)
Total distributions to shareholders	(2,040,500)	(1,397,453)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares – Supra Institutional Class[1]	11,384,907	12,158,006
Net increase (decrease) in net assets derived
from net change in outstanding shares – Institutional Class[1]	936,510	(1,805,088)
Total increase in net assets from capital share transactions	12,321,417	10,352,918
Total increase in net assets	14,939,528	8,135,568

NET ASSETS
Beginning of year	30,165,948	22,030,380
End of year	$45,105,476	$30,165,948

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	1,207,945	$11,660,781	1,301,292	$12,501,393
Shares issued in reinvestment of distributions	79,329	767,691	38,388	365,366
Shares redeemed	(107,340)	(1,043,565)	(73,675)	(708,753)
Net increase	1,179,934	$11,384,907	1,266,005	$12,158,006

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class:	Shares	Value	Shares	Value
Shares sold	97,000	$955,450	11,067	$107,300
Shares issued in reinvestment of distributions	3,020	29,210	8,018	77,163
Shares redeemed	(5,000)	(48,150)	(208,548)	(1,989,551)
Net increase (decrease)	95,020	$936,510	(189,463)	$(1,805,088)
The accompanying notes are an integral part of these financial statements.

Low Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$16,132,182	$17,733,997
Net realized gain on investments, forward foreign currency exchange contracts,
foreign currency, and foreign currency translation	13,551,648	25,496,665
Change in unrealized appreciation/depreciation on investments, forward foreign
currency exchange contracts, foreign currency, and foreign currency translation	15,814,001	(37,009,594)
Net increase in net assets resulting from operations	45,497,831	6,221,068

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Supra Institutional Class	(14,926,359)	(51,831,459)
Net distributions to shareholders – Institutional Class	(1,079)	—
Total distributions to shareholders	(14,927,438)	(51,831,459)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net
change in outstanding shares – Supra Institutional Class[1]	129,553,229	(88,353,817)
Net increase in net assets derived from net change in outstanding shares – Institutional Class[1]	101,016	—
Total increase (decrease) in net assets from capital share transactions	129,654,245	(88,353,817)
Total increase (decrease) in net assets	160,224,638	(133,964,208)

NET ASSETS
Beginning of year	571,877,861	705,842,069
End of year	$732,102,499	$571,877,861

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	35,273,136	$350,548,555	28,801,631	$294,794,728
Shares issued in reinvestment of distributions	1,496,883	14,890,533	5,124,058	49,775,549
Shares redeemed[2]	(23,974,491)	(235,885,859)	(42,668,705)	(432,924,094)
Net increase (decrease)	12,795,528	$129,553,229	(8,743,016)	$(88,353,817)

[2]	Net of redemption fees of $2,351 and $—, respectively.

	Period Ended
	December 31, 2019[4]
Institutional Class:	Shares	Value
Shares sold	23,004	$236,000
Shares issued in reinvestment of distributions	2	16
Shares redeemed[3]	(13,120)	(135,000)
Net increase	9,886	$101,016

[3]	Net of redemption fees of less than $1.
[4]	Institutional Class commenced operations on April 30, 2019. Information presented is for the period from April 30, 2019, to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Floating Rate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	December 31, 2019	December 31, 2018[1]
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$496,317	$161,729
Net realized gain on investments, forward foreign currency
exchange contracts, foreign currency, and foreign currency translation	55,050	88,560
Change in unrealized appreciation/depreciation on investments, forward foreign
currency exchange contracts, foreign currency, and foreign currency translation	243,232	(406,802)
Net increase (decrease) in net assets resulting from operations	794,599	(156,513)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Institutional Class	(528,971)	(249,059)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares – Institutional Class[2]	25,811	11,552,395
Total increase in net assets	291,439	11,146,823

NET ASSETS
Beginning of year	11,146,823	—
End of year	$11,438,262	$11,146,823

[2]	A summary of share transactions is as follows:

	Year Ended		Period Ended
	December 31, 2019		December 31, 2018[1]
Institutional Class:	Shares	Value	Shares	Value
Shares sold	—	$—	1,154,072	$11,540,726
Shares issued in reinvestment of distributions	2,614	25,811	1,211	11,669
Net increase	2,614	$25,811	1,155,283	$11,552,395

[1]	The Floating Rate Fund commenced operations on June 29, 2018. Information presented is for the period from June 29, 2018, to December 31, 2018.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Supra Institutional Class	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.49	$10.69	$10.50	$10.27	$10.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.35	0.29	0.34	0.32	0.29
Net realized and unrealized gain (loss) on investments	0.77	(0.27)	0.15	0.33	(0.14)
Total from investment operations	1.12	0.02	0.49	0.65	0.15
Redemption fee proceeds	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.08)	(0.27)	(0.31)	(0.26)
From return of capital	—	(0.02)	—	—	—
From net realized gain	(0.40)	(0.12)	(0.03)	(0.11)	—
Total distributions	(0.71)	(0.22)	(0.30)	(0.42)	(0.26)
Net asset value, end of year	$10.90	$10.49	$10.69	$10.50	$10.27
Total return	10.77%	0.22%	4.70%	6.34%	1.48%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$261.9	$240.1	$208.4	$176.9	$148.5
Portfolio turnover rate	293%	244%	135%	260%	473%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.76%	0.80%	0.83%	0.84%	0.90%
After fees waived and expenses absorbed	0.59%	0.60%	0.60%	0.60%	0.60%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	3.01%	2.61%	3.00%	2.77%	2.47%
After fees waived and expenses absorbed	3.18%	2.81%	3.23%	3.01%	2.77%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Institutional Class	2019	2018	2017	2016	2015
Net asset value, end of year	$10.49	$10.69	$10.49	$10.27	$10.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.34	0.29	0.34	0.33	0.27
Net realized and unrealized gain (loss) on investments	0.76	(0.27)	0.15	0.31	(0.12)
Total from investment operations	1.10	0.02	0.49	0.64	0.15
Redemption fee proceeds	0.00 [2]	0.00 [2]	0.00 [2]	—	—

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.08)	(0.26)	(0.31)	(0.26)
From return of capital	—	(0.02)	—	—	—
From net realized gain	(0.40)	(0.12)	(0.03)	(0.11)	—
Total distributions	(0.70)	(0.22)	(0.29)	(0.42)	(0.26)
Net asset value, end of year	$10.89	$10.49	$10.69	$10.49	$10.27
Total return	10.60%	0.20%	4.73%	6.20%	1.41%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$155.5	$154.0	$181.9	$74.6	$7.7
Portfolio turnover rate	293%	244%	135%	260%	473%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.82%	0.83%	0.91%	0.90%	0.97%
After fees waived and expenses absorbed	0.65%	0.63%	0.67%	0.64%	0.67%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.95%	2.57%	2.92%	2.81%	2.33%
After fees waived and expenses absorbed	3.12%	2.77%	3.16%	3.08%	2.63%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

				Period Ended
	Year Ended December 31,			December 31,
Supra Institutional Class	2019	2018	2017	2016[1]
Net asset value, beginning of year/period	$9.11	$9.85	$10.45	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.51	0.50	0.51	0.41
Net realized and unrealized gain (loss) on investments	0.72	(0.74)	0.14	0.35
Total from investment operations	1.23	(0.24)	0.65	0.76

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.51)	(0.50)	(0.58)	(0.30)
Distributions from net realized gain	—	—	(0.67)	(0.01)
Total distributions	(0.51)	(0.50)	(1.25)	(0.31)
Net asset value, end of year/period	$9.83	$9.11	$9.85	$10.45
Total return	13.71%	(2.59)%	6.30%	7.74%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$43.5	$29.5	$19.5	$83.0
Portfolio turnover rate	89%	71%	120%	140%[3]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.21%	1.63%	1.03%	1.83%[4]
After fees waived and expenses absorbed	0.58%	0.58%	0.58%	0.58%[4]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.68%	4.18%	4.39%	4.01%[4]
After fees waived and expenses absorbed	5.30%	5.23%	4.84%	5.25%[4]

[1]	Commenced operations on March 31, 2016. Information presented is for the period from March 31, 2016 to December 31, 2016.
[2]	Calculated based on the average number of shares outstanding.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

			Period Ended
	Year Ended December 31,		December 31,
Institutional Class	2019	2018	2017[1]
Net asset value, beginning of year/period	$9.12	$9.86	$10.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.51	0.49	0.39
Net realized and unrealized gain (loss) on investments	0.72	(0.74)	0.17
Total from investment operations	1.23	(0.25)	0.56

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.51)	(0.49)	(0.49)
Distributions from net realized gain	—	—	(0.67)
Total distributions	(0.51)	(0.49)	(1.16)
Net asset value, end of year/period	$9.84	$9.12	$9.86
Total return	13.68%	(2.67)%	5.47%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$1.6	$0.7	$2.6
Portfolio turnover rate	89%	71%	120%[3,5]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.17%	1.68%	1.61%[4]
After fees waived and expenses absorbed	0.59%	0.64%	0.68%[4]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.74%	4.02%	3.87%[4]
After fees waived and expenses absorbed	5.32%	5.06%	4.81%[4]

[1]	Commenced operations on March 27, 2017. Information presented is for the period from March 27, 2017 to December 31, 2017.
[2]	Calculated based on the average number of shares outstanding.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover calculated at the Fund level.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

				Period Ended
	Year Ended December 31,			December 31,
Supra Institutional Class	2019	2018	2017	2016[1]
Net asset value, beginning of year/period	$9.53	$10.27	$10.04	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.26	0.25	0.24	0.09
Net realized and unrealized gain (loss) on investments	0.48	(0.17)	0.18	0.03
Total from investment operations	0.74	0.08	0.42	0.12
Redemption fee proceeds	—	—	(0.00)[3]	—

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.13)	(0.29)	(0.19)	(0.08)
Distributions from net realized gain	(0.09)	(0.53)	(0.00)[3]	—
Total distributions	(0.22)	(0.82)	(0.19)	(0.08)
Net asset value, end of year/period	$10.05	$9.53	$10.27	$10.04
Total return	7.86%	0.79%	4.26%	1.19%[4]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$732.0	$571.9	$705.8	$263.8
Portfolio turnover rate	47%	72%	57%	7%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.59%	0.62%	0.71%	0.96%[5]
After fees waived and expenses absorbed	0.49%	0.50%	0.50%	0.50%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.50%	2.32%	2.16%	1.40%[5]
After fees waived and expenses absorbed	2.60%	2.44%	2.37%	1.86%[5]

[1]	Commenced operations on June 30, 2016. Information presented is for the period from June 30, 2016 to December 31, 2016.
[2]	Calculated using the average shares outstanding method.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended
Institutional Class	December 31, 2019[1]
Net asset value, end of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.17
Net realized and unrealized gain (loss) on investments	0.19
Total from investment operations	0.36

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.07)
Distributions from net realized gain	(0.09)
Total distributions	(0.16)
Net asset value, end of period	$10.20
Total return	3.60%[3]

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$0.1
Portfolio turnover rate	47%[3,5]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.53%[4]
After fees waived and expenses absorbed	0.46%[4]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.31%[4]
After fees waived and expenses absorbed	2.38%[4]

[1]	Commenced operations on April 30, 2019. Information presented is for the period from April 30, 2019 to December 31, 2019.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover calculated at the Fund level.

The accompanying notes are an integral part of these financial statements.

Floating Rate Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Period Ended
Institutional Class	December 31, 2019	December 31, 2018[1]
Net asset value, beginning of year/period	$9.65	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.43	0.15
Net realized and unrealized gain (loss) on investments	0.26	(0.28)
Total from operations	0.69	(0.13)

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.38)	(0.13)
Distributions from net realized gain	(0.08)	(0.09)
Total distributions	(0.46)	(0.22)
Net asset value, end of year/period	$9.88	$9.65
Total return	7.34%	(1.45)%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$11.4	$11.1
Portfolio turnover rate	78%	22%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.86%	2.37%[4]
After fees waived and expenses absorbed	0.65%	0.65%[4]

RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	3.13%	1.26%[4]
After fees waived and expenses absorbed	4.34%	2.98%[4]

[1]	Commenced operations on June 29, 2018. Information presented is for the period from June 29, 2018 to December 31, 2018.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019

NOTE 1 – ORGANIZATION

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”), Muzinich U.S. High Yield Corporate Bond Fund (“U.S. High Yield Fund”), Muzinich Low Duration Fund (“Low Duration Fund”) and Muzinich High Income Floating Rate Fund (“Floating Rate Fund”) (each a “Fund,” collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on January 3, 2013, March 31, 2016, June 30, 2016 and June 29, 2018, respectively.

The Funds offer two classes of shares: Institutional shares, and Supra Institutional shares. Class A shares are not available for purchase. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on its relative net assets. Currently, the Credit Opportunities Fund offers Supra Institutional and Institutional Class shares, the U.S. High Yield Fund offers Supra Institutional and Institutional Class shares, the Low Duration Fund offers Supra Institutional and Institutional Class shares and the Floating Rate Fund offers Institutional Class shares.

The investment objective of the Credit Opportunities Fund is primarily to provide a high level of income and capital appreciation. The investment objective of the U.S. High Yield Fund is to provide a high level of income on a risk-adjusted basis over a full market cycle. The investment objective of the Low Duration Fund is to protect capital and generate positive returns under most market conditions. The investment objective of the Floating Rate Fund is to provide a high level of income with a focus on principal preservation and reduced exposure to changes in interest rates.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the- counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by an independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Forward foreign currency exchange contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statements of Assets and Liabilities.

Swap contracts, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. The independent pricing service includes observable market data inputs in an evaluated valuation methodology.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of December 31, 2019. See the Schedules of Investments for the industry breakouts.

Credit Opportunities Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$362,295,734	$—	$362,295,734
Convertible Bonds	—	1,624,249	—	1,624,249
Affiliated Mutual Funds	3,952,000	—	—	3,952,000
U.S. Treasury Bills	—	43,935,694	—	43,935,694
Total Assets	$3,952,000	$407,855,677	$—	$411,807,677
Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$(885,087)	$—	$(885,087)

[1]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency exchange contracts are presented at the net unrealized appreciation/(depreciation) on the instrument.

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NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

U.S. High Yield Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$39,443,406	$—	$39,443,406
Exchange Traded Funds	5,052,422	—	—	5,052,422
Total Assets	$5,052,422	$39,443,406	$—	$44,495,828

Low Duration Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$674,439,117	$—	$674,439,117
Convertible Bonds	—	2,306,544	—	2,306,544
Affiliated Mutual Funds	6,916,000	—	—	6,916,000
Bank Loans	—	43,304,380	—	43,304,380
Total Assets	$6,916,000	$720,050,041	$—	$726,966,041
Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$(6,614,045)	$—	$(6,614,045)

[1]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency exchange contracts are presented at the net unrealized appreciation/(depreciation) on the instrument.

Floating Rate Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$595,146	$—	$595,146
Bank Loans	—	10,546,018	—	10,546,018
Total Assets	$—	$11,141,164	$—	$11,141,164
Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$(30,577)	$—	$(30,577)

[1]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency exchange contracts are presented at the net unrealized appreciation/(depreciation) on the instrument.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use forward contracts and swap contracts (types of derivatives), how they are accounted for, and how they affect an entity’s results of operations and financial position. The Funds may use derivatives in various ways. The Funds may, but are not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The Credit Opportunities Fund’s average notional value of forward foreign currency exchange contracts outstanding during the year ended December 31, 2019 was $54,503,393. The Low Duration Fund’s average notional value for forward foreign currency exchange contracts outstanding during the year ended December 31, 2019 was $451,841,867. The Floating Rate Fund’s average notional value for forward foreign currency exchange contracts outstanding during the year ended December 31, 2019 was $2,216,456.  The Credit Opportunities Fund entered into swap contract transactions with Barclays Investments, Ltd., Deutsche Bank Trust Co., and Goldman Sachs & Co. through the year, at an average transaction notional value of $9,900,000, $12,212,500, and $10,000,000, respectively.

The notional amount for forward foreign currency exchange contracts is calculated based on the currency being sold converted to U.S. dollars. The average notional amount for forward foreign currency exchange contracts is calculated by the dollar value of open contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year. The notional amount for swap contracts is the principal value. The notional amount for futures contracts represents the

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NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The average notional amount for swap and futures contracts is based on the monthly notional amounts.

The following tables show the effects of derivative instruments on the financial statements:
Statements of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2019:

Credit Opportunities Fund
	Asset Derivatives as of December 31, 2019		Liability Derivatives as of December 31, 2019
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation		Unrealized Depreciation
Exchange Contracts	on Forward Foreign Currency		on Forward Foreign Currency
	Exchange Contracts	$85,645	Exchange Contracts	$970,732
		$85,645		$970,732
Low Duration Fund
	Asset Derivatives as of December 31, 2019		Liability Derivatives as of December 31, 2019
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation		Unrealized Depreciation
Exchange Contracts	on Forward Foreign Currency		on Forward Foreign Currency
	Exchange Contracts	$107,510	Exchange Contracts	$6,721,555
		$107,510		$6,721,555
Floating Rate Fund
	Asset Derivatives as of December 31, 2019		Liability Derivatives as of December 31, 2019
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation		Unrealized Depreciation
Exchange Contracts	on Forward Foreign Currency		on Forward Foreign Currency
	Exchange Contracts	$—	Exchange Contracts	$30,577
		$—		$30,577

Statements of Operations
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019:

Credit Opportunities Fund
	Location of Gain (Loss)	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Forward Foreign	Net realized and unrealized
Currency Exchange	gain (loss) on forward foreign
Contracts	currency exchange contracts	$2,594,667	$(752,533)
Credit Default –	Net realized and unrealized
Swap Contracts	gain (loss) on swap contracts	(532,093)	(129,361)

Low Duration Fund
	Location of Gain (Loss)	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Forward Foreign	Net realized and unrealized
Currency Exchange	gain (loss) on forward foreign
Contracts	currency exchange contracts	$19,252,098	$(8,466,856)

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

Floating Rate Fund
	Location of Gain (Loss)	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Forward Foreign	Net realized and unrealized
Currency Exchange	gain (loss) on forward foreign
Contracts	currency exchange contracts	$126,546	$(17,326)

The U.S. High Yield Fund did not have derivatives activity during the year ended December 31, 2019.
B.
Swap Contracts. A swap, which may be a customized and privately negotiated agreement or a standardized and exchange- traded contract, obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as applicable, only the net amount of the two payments). Examples of such swaps may include, but are not limited to, currency swaps, interest rate swaps, total return swaps, and credit default swaps. Payments received by the Funds from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well-established and relatively liquid.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Funds did not have futures contracts activity during the year ended December 31, 2019.

D.
Forward Foreign Currency Exchange Contracts. During the year ended December 31, 2019, the Credit Opportunities Fund, Low Duration Fund and Floating Rate Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward foreign currency exchange contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts and the forward rates at the reporting date is included in the Statements of Assets and Liabilities.

Realized and unrealized gains and losses are included in the Statements of Operations. The U.S. High Yield Fund did not have forward foreign currency exchange contract activity during the year ended December 31, 2019.

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NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

E.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from interest receivable and other foreign currency denominated payables and receivables in “Change in net unrealized appreciation/depreciation on foreign currency translation” and “Net realized gain (loss) on foreign currency translation.” The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in “Change in net unrealized appreciation/depreciation on investments” and “Net realized gain (loss) on investments” as shown in the Statements of Operations.

F.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar  year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.

As of December 31, 2019, the Credit Opportunities Fund, U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund deferred, on a tax basis, post-October losses of $—, $—, $3,645,953 and $16,871, respectively.

As of December 31, 2019, the Credit Opportunities Fund, Low Duration Fund and Floating Rate Fund did not have any capital loss carryovers. The U.S. High Yield Fund had short-term capital loss carryovers of $202,168 and long-term capital loss carryovers of $282,243, with unlimited expiration.

As of December 31, 2019, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

G.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

H.
Distributions to Shareholders. Distributions to shareholders from net investment income for the Credit Opportunities Fund normally are declared and paid on a quarterly basis. Distributions to shareholders from net investment income for the U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund normally are declared and paid on a monthly basis. Distributions are recorded on the ex-dividend date. Distributions to shareholders from net realized gains for the Funds normally are declared and paid on an annual basis, if applicable.

I.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 1% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

K.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L.
Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board of Trustees approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Muzinich & Co., Inc. (the “Advisor”) determines that the value of illiquid investments held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

M.
Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. A Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

N.
When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund if, as a result, more than 5% of the Fund’s total assets would be committed to such transactions.

O.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Funds’ derivative transactions. Such cash is excluded from cash in the Statements of Assets and Liabilities.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

P.
Offsetting Agreements. The Funds may be subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2019:

Credit Opportunities Fund
		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts	$85,645	$—	$85,645	$(85,645)	$—	$—
Liabilities
Forward foreign
currency exchange
contracts	970,732	—	970,732	(85,645)	—	885,087

Low Duration Fund
		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts	$107,510	$—	$107,510	$(107,510)	$—	$—
Liabilities
Forward foreign
currency exchange
contracts	6,721,555	—	6,721,555	(107,510)	—	6,614,045

Floating Rate Fund
		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts	$—	$—	$—	$—	$—	$—
Liabilities
Forward foreign
currency exchange
contracts	30,577	—	30,577	—	—	30,577

Q.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  These differences are primarily due to the tax treatment of foreign currency, forward foreign currency exchange contracts and interest on swap contracts.  For the year ended December 31, 2019, no adjustments were made.

R.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure  project called FASB Concept Statement, Conceptual Framework for Financial

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

S.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee. For the Credit Opportunities Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund. For the U.S. High Yield Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund. For the Low Duration Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.45% based upon the average daily net assets of the Fund. For the Floating Rate Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. The investment advisory fees incurred by the Funds for the year ended December 31, 2019, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, leverage interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) to limit total expenses for Institutional Shares and Supra Institutional Shares to 0.70% and 0.60%, respectively, of the Credit Opportunities Fund’s average daily net assets, Class A Shares, Institutional Shares and Supra Institutional Shares to 0.93%, 0.68%, and 0.58%, respectively, of the U.S. High Yield Fund’s average daily net assets, Class A Shares, Institutional Shares and Supra Institutional Shares to 0.85%, 0.60%, and 0.50%, respectively, of the Low Duration Fund’s average daily net assets and Class A Shares, Institutional Shares and Supra Institutional Shares to 0.90%, 0.65%, and 0.55%, respectively, of the Floating Rate Fund’s average net assets. The Operating Expenses Limitation Agreements have an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or Fund expenses absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Funds to the Advisor, if so requested by the Advisor, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Funds’ current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amounts of fees waived and expenses absorbed by the Advisor during the year ended December 31, 2019, are disclosed in the Statements of Operations.  Any amount due from the Advisor is paid monthly to the Funds, if applicable.

As of December 31, 2019, the remaining cumulative amounts that may be recouped by the Advisor on behalf of the Funds are shown in the following tables. The Advisor may recapture a portion of the unreimbursed amounts no later than the dates as stated.

Expiration	Credit Opportunities Fund	U.S. High Yield Fund	Low Duration Fund	Floating Rate Fund
December 31, 2020	$770,603	$282,569	$887,946	N/A
December 31, 2021	805,550	279,608	864,248	$93,217
December 31, 2022	627,223	241,670	617,857	138,558
Total	$2,203,376	$803,847	$2,370,051	$231,775

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NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

If a Fund invested in other investment vehicles sponsored by the Advisor (“Affiliated Mutual Fund”) during the year, the Advisor waived its advisory fee to the Fund in an amount equal to the overall operating expenses of the Affiliated Mutual Fund in respect to Fund assets so invested. Any amount waived with respect to an investment in an Affiliated Mutual Fund is voluntary and not eligible for reimbursement to the Advisor. Accordingly, the Advisor waived the following fees for the year ended December 31, 2019:

Fund	Amount Waived
Credit Opportunities Fund	$25,726
Low Duration Fund	$45,004

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended December 31, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. No distribution fees are paid by Supra Institutional or Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Credit Opportunities Fund during the period ended December 27, 2019, are disclosed in the Statements of Operations. As of December 31, 2019, Class A shares are not offered for the U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund. Class A shares that were open for the Credit Opportunities Fund have since closed and been converted into the Credit Opportunities Institutional Class shares on close of business December 27, 2019.

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust and established by the Funds with respect to the Class A shares and Institutional Class shares of the Funds, the Advisor is authorized to provide, or arrange for others to provide, personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). Under the Plan, the Advisor may enter into shareholder service agreements with securities broker-dealers and other securities professionals who provide Shareholder Servicing Activities for their clients invested in the Funds. The shareholder servicing fees incurred by the Funds for the year ended December 31, 2019, are disclosed in the Statements of Operations. As of December 31, 2019, Institutional Class shares are not offered for the Low Duration Fund and Class A shares are not offered for the Credit Opportunities Fund, U.S. High Yield Fund, Low Duration Fund and Floating Rate Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2019, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Credit Opportunities Fund	$1,088,523,391	$1,099,186,142
U.S. High Yield Fund	45,668,370	33,291,889
Low Duration Fund	420,629,207	280,228,549
Floating Rate Fund	8,626,308	8,445,621

For the year ended December 31, 2019, the cost of purchases and proceeds from the sales and maturities of long-term U.S. Government obligations included in the above were as follows:

	Purchases	Sales/Maturities
Credit Opportunities Fund	$288,816,087	$423,698,366

There were no purchases or sales and maturities of long-term U.S. Government securities for the U.S. High Yield Fund, Low Duration Fund or Floating Rate Fund during the year ended December 31, 2019.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

NOTE 5 – TRANSACTIONS WITH AFFILIATES
The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor. The following is a reconciliation of the Funds’ transactions with affiliates during the year ended December 31, 2019:

Credit Opportunities Fund
	Share/Par					Change in
	Balance	Value as of				Unrealized	Value as of
	December 31,	December 31,			Realized	Appreciation/	December 31,	Dividend and
Security	2019	2018	Acquisitions	Dispositions	Gain (Loss)	Depreciation	2019	Interest Income
Floating Rate Fund	400,000	$3,856,000	$—	$—	$—	$96,000	$3,952,000	$182,968

Low Duration Fund
	Share/Par					Change in
	Balance	Value as of				Unrealized	Value as of
	December 31,	December 31,			Realized	Appreciation/	December 31,	Dividend and
Security	2019	2018	Acquisitions	Dispositions	Gain (Loss)	Depreciation	2019	Interest Income
Floating Rate Fund	700,000	$6,748,000	$—	$—	$—	$168,000	$6,916,000	$320,193

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2019, and the year ended December 31, 2018, was as follows:

	Ordinary Income
	December 31, 2019	December 31, 2018
Credit Opportunities Fund	$25,244,442	$3,319,813
U.S. High Yield Fund	2,040,500	1,397,453
Low Duration Fund	12,116,480	31,251,772
Floating Rate Fund	467,277	189,971

	Long-Term Capital Gains[1]
	December 31, 2019	December 31, 2018
Credit Opportunities Fund	$931,568	$4,638,854
U.S. High Yield Fund	—	—
Low Duration Fund	2,810,958	20,579,687
Floating Rate Fund	61,694	59,089

[1] Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

	Return of Capital
	December 31, 2019	December 31, 2018
Credit Opportunities Fund	$—	$693,299
U.S. High Yield Fund	—	—
Low Duration Fund	—	—
Floating Rate Fund	—	—

The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2019 (Continued)

The cost basis of investments and accumulated earnings for federal income tax purposes at December 31, 2019, was as follows:

	Credit		Low
	Opportunities	U.S. High	Duration	Floating
	Fund	Yield Fund	Fund	Rate Fund
Cost of investments	$401,569,470	$43,412,451	$722,053,221	$11,244,551
Gross tax unrealized appreciation	9,738,460	1,468,213	12,148,754	109,786
Gross tax unrealized depreciation	(385,340)	(384,836)	(13,849,979)	(243,750)
Net tax unrealized appreciation (depreciation)	9,353,120	1,083,377	(1,701,225)	(133,964)
Undistributed ordinary income	2,176,120	3,679	1,439,238	9,920
Undistributed long-term capital gain	728,968	—	—	—
Total distributable earnings	2,905,088	3,679	1,439,238	9,920
Other accumulated gain (loss)	58,862	(484,411)	(3,544,365)	(15,900)
Total accumulated earnings	$12,317,070	$602,645	$(3,806,352)	$(139,944)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of forward foreign currency exchange contracts and wash sales.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Credit Opportunities Fund, U.S. High Yield Fund and Low Duration Fund credit facilities pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility details for the year ended December 31, 2019, were as follows:

Credit Opportunities Fund
Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	49,000
Average daily loan outstanding when in use	49,000
Credit facility outstanding as of December 31, 2019	—
Average interest rate when in use	5.50%

U.S. High Yield Fund
Maximum available credit	$4,000,000
Largest amount outstanding on an individual day	431,000
Average daily loan outstanding when in use	431,000
Credit facility outstanding as of December 31, 2019	—
Average interest rate when in use	5.50%

Low Duration Fund
Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	30,513,000
Average daily loan outstanding when in use	12,352,167
Credit facility outstanding as of December 31, 2019	—
Average interest rate when in use	5.50%

Interest expense for the year ended December 31, 2019, is disclosed in the Statements of Operations, if applicable.

NOTE 8 – SIGNIFICANT SHAREHOLDER HOLDINGS
As of December 31, 2019, shareholders affiliated with the Funds and/or Advisor owned shares of the Funds as follows:

		% of Total Shares Outstanding Owned
	Total Shares Outstanding	by Affiliated Shareholders
Floating Rate Fund	1,157,897	95%

Muzinich Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Muzinich Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Muzinich Credit Opportunities Fund, Muzinich U.S. High Yield Corporate Bond Fund (“U.S. High Yield Fund”), Muzinch Low Duration Fund (“Low Duration Fund”), and Muzinich High Income Floating Rate Fund (“Floating Rate Fund”) (collectively, the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Floating Rate Fund, for the year then ended and for the period June 29, 2018 to December 31, 2018), the financial highlights for each of the five years in the period then ended (with respect to U.S. High Yield Fund, for each of the three years in the period then ended and for the period March 31, 2016 to December 31, 2016; with respect to Low Duration Fund, for each of the three years in the period then ended and for the period June 30, 2016 to December 31, 2016; with respect to Floating Rate Fund, for the year then ended and for the period June 29, 2018 to December 31, 2018), and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 2, 2020

Muzinich Funds

EXPENSE EXAMPLES For the Six Months Ended December 31, 2019 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, shareholder service fees, and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses

The “Actual” lines for each respective class of the following tables provide information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  The Funds charge a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines for each respective class of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Credit Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/2019 – 12/31/2019[1]
Supra Institutional Class Actual	$1,000.00	$1,034.50	$3.03
Hypothetical (5% annual return before taxes)	1,000.00	1,022.23	3.01

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/2019 – 12/31/2019[1]
Institutional Class Actual	$1,000.00	$1,034.20	$3.33
Hypothetical (5% annual return before taxes)	1,000.00	1,021.93	3.31

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class and Institutional Class shares were 0.59% and 0.65% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Muzinich Funds

EXPENSE EXAMPLES For the Six Months Ended December 31, 2019 (Unaudited) (Continued)

U.S. High Yield Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/2019 – 12/31/2019[2]
Supra Institutional Class Actual	$1,000.00	$1,040.50	$2.98
Hypothetical (5% annual return before taxes)	1,000.00	1,022.28	2.96

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/2019 – 12/31/2019[2]
Institutional Class Actual	$1,000.00	$1,040.50	$2.98
Hypothetical (5% annual return before taxes)	1,000.00	1,022.28	2.96

Low Duration Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/2019 – 12/31/2019[3]
Supra Institutional Class Actual	$1,000.00	$1,026.40	$2.50
Hypothetical (5% annual return before taxes)	1,000.00	1,022.74	2.50

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/2019 – 12/31/2019[3]
Institutional Class Actual	$1,000.00	$1,026.00	$2.35
Hypothetical (5% annual return before taxes)	1,000.00	1,022.89	2.35

Floating Rate Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/19	12/31/19	7/1/2019 – 12/31/2019[4]
Institutional Class Actual	$1,000.00	$1,020.70	$3.31
Hypothetical (5% annual return before taxes)	1,000.00	1,021.93	3.31
[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class and Institutional Class shares were 0.58% and 0.58% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

[3]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class and Institutional Class shares were 0.49% and 0.46% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

[4]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Institutional Class shares was 0.65% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

MUZINICH CREDIT OPPORTUNITIES FUND
MUZINICH U.S. HIGH YIELD CORPORATE BOND FUND
MUZINICH LOW DURATION FUND
MUZINICH HIGH INCOME FLOATING RATE FUND

At a meeting held on August 22, 2019, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Muzinich and Co., Inc. (the “Advisor”) for each of the Muzinich Credit Opportunities Fund, the Muzinich U.S. High Yield Corporate Bond Fund, the Muzinich Low Duration Fund and the Muzinich High Income Floating Rate Fund (each a “Fund,” and together, the “Funds”).  At this meeting and at a prior meeting held on May 21, 2019, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks, all for periods ended March 31, 2019. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe.

For the Muzinich Credit Opportunities Fund, the Board noted that the Fund outperformed its peer group median for the one-year and five-year periods and underperformed for the three-year period.  The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year and five-year periods.  The Board noted the Fund’s slight outperformance compared to the Advisor’s similarly managed account composite for the one-year and three-year and slight underperformance for the five-year period ended March 31, 2019 and the reasons given by the Advisor for the differences.

For the Muzinich U.S. High Yield Corporate Bond Fund, the Board noted the Fund outperformed its peer group median for the one-year period and underperformed for the three-year period.  The Board noted that the Fund outperformed its broad-based securities market benchmark for the one-year period and underperformed for the three-year period.  The Board also noted the Fund’s underperformance compared to the Advisor’s similarly managed account composite for the one-year and three-year periods ended March 31, 2019 and the reasons given by the Advisor for the differences.

For the Muzinich Low Duration Fund, the Board noted the Fund outperformed its peer group median for the one-year period.  The Board noted that the Fund outperformed its broad-based securities market benchmark for the one-year period.  The Board also noted the Fund’s outperformance compared to the Advisor’s similarly managed account composite for the one-year period ended March 31, 2019 and the reasons given by the Advisor for the differences. In considering the performance of the Fund, the Board noted that the Fund had less than three years of operations.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Muzinich High Income Floating Rate Fund, which commenced operations on June 29, 2018, the Board noted the Fund’s short period of operations.
3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Muzinich Credit Opportunities Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%, 0.70% and 0.60% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee was above to the peer group median and average.  The Board also noted the net expense ratio (less Rule 12b-1 fees) was below its peer group median and average.  The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich Credit Opportunities Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Muzinich U.S. High Yield Corporate Bond Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.93%, 0.68% and 0.58% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Trustees also noted that the advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich U.S. High Yield Corporate Bond Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Muzinich Low Duration Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.85%, 0.60% and 0.50% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Trustees also noted that the advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich Low Duration Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable.

For the Muzinich High Income Floating Rate Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.90%, 0.65% and 0.55% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Trustees also noted that the advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich High Income Floating Rate Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including Rule 12b-1

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

distribution fees for Class A Shares (which are currently only offered for the Muzinich Credit Opportunities Fund1) and particularly benefits to be received in exchange for shareholder servicing fees on Class A and Institutional Class shares paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  Similarly, the Board also considered that, to the extent any of the Funds were invested in another Muzinich Fund, the Advisor was not receiving an advisory fee from both Funds on those assets.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

[1]
Since the timing of the Board’s review in August 2019, the Muzinich Credit Opportunities Fund closed its Class A shares effective December 27, 2019.  Accordingly, none of the Muzinich Funds currently offer Class A shares.

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex[2]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years

Independent Trustees of the Trust[1]

Kathleen T. Barr	Trustee	Indefinite Term;	Former owner of a registered	4	Independent Director,
(born 1955)		Since November	investment adviser, Productive		Muzinich BDC, Inc.
c/o U.S. Bank		2018.	Capital Management, Inc.;		(August 2019 to
Global Fund Services			formerly, Chief Administrative		present); Independent
2020 E. Financial Way			Officer, Senior Vice President and		Trustee for the
Suite 100			Senior Managing Director of		William Blair Funds
Glendora, CA 91741			Allegiant Asset Management		(2013 to present)
			Company (merged with PNC		(21 series);
			Capital Advisors, LLC in 2009);		Independent Trustee
			formerly, Chief Administrative		for the AmericaFirst
			Officer, Chief Compliance Officer		Quantitative Funds
			and Senior Vice President of PNC		(2012 to 2016).
Funds and PNC Advantage Funds
(f/k/a Allegiant Funds) (registered
investment companies).

Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant; formerly,	4	Trustee, The Dana
(born 1939)		Since May 1991.	Chief Executive Officer, Rockefeller		Foundation.
c/o U.S. Bank			Trust Co., (prior thereto Senior Vice
Global Fund Services			President), and Managing Director,
2020 E. Financial Way			Rockefeller & Co. (Investment
Suite 100			Manager and Financial Advisor);
Glendora, CA 91741			formerly, Senior Vice President,
Norton Simon, Inc. (international
consumer products conglomerate).

Eric W. Falkeis	Trustee	Indefinite Term;	Chief Executive Officer, Tidal ETF	4	Independent Director,
(born 1973)		Since September	Services LLC (2018 to present);		Muzinich BDC, Inc.
c/o U.S. Bank		2011.	formerly, Chief Operating Officer,		(August 2019 to
Global Fund Services	Chairperson	Indefinite Term;	Direxion Funds (2013 to 2018); formerly,		present); Interested
2020 E. Financial Way		Since August	Senior Vice President and Chief		Trustee and
Suite 100		2019.	Financial Officer (and other positions),		Chairperson, Tidal
Glendora, CA 91741			U.S. Bancorp Fund Services, LLC.		ETF Trust (2018 to
Present) (8 series);
Former Interested
Trustee, Direxion
Funds (22 series),
Direxion Shares ETF
Trust (112 series) and
Direxion Insurance
Trust (2013 to 2018).

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex[2]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years

Carl A. Froebel	Trustee	Indefinite Term;	Formerly, President and Founder,	4	None.
(born 1938)		Since May 1991.	National Investor Data Services, Inc.
c/o U.S. Bank			(investment related computer software).
Global Fund Services
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant; formerly, Executive Vice	4	Independent Director,
(born 1950)		Since May 1991.	President, Investment Company		Muzinich BDC, Inc.
c/o U.S. Bank			Administration, LLC (mutual		(August 2019 to
Global Fund Services			fund administrator).		present); Independent
2020 E. Financial Way					Trustee, AMG Funds
Suite 100					(49 series); Advisory
Glendora, CA 91741					Board Member,
Sustainable Growth
Advisers, LP.
Officers of the Trust

Elaine E. Richards	President	Indefinite Term;	Senior Vice President, U.S. Bank	Not	Not
(born 1968)		Since March 2013.	Global Fund Services,	Applicable.	Applicable.
c/o U.S. Bank	Secretary	Indefinite Term;	since July 2007.
Global Fund Services		Since February
2020 E. Financial Way		2008.
Suite 100
Glendora, CA 91741

Aaron J. Perkovich	Vice	Indefinite Term;	Vice President, U.S. Bank Global	Not	Not
(born 1973)	President	Since March	Fund Services, since June 2006.	Applicable.	Applicable.
c/o U.S. Bank		2017.
Global Fund Services	Treasurer	Indefinite Term;
615 East Michigan St.		Since August
Milwaukee, WI 53202		2016.

Melissa Breitzman	Assistant	Indefinite Term;	Assistant Vice President, U.S.	Not	Not
(born 1983)	Treasurer	Since August	Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank		2016.	since June 2005.
Global Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite Term;	Assistant Vice President, U.S.	Not	Not
(born 1985)	Treasurer	Since August	Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank		2016.	since November 2007.
Global Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite Term;	Assistant Vice President, U.S.	Not	Not
(born 1978)	Treasurer	Since August	Bank Global Fund Services,	Applicable.	Applicable.
c/o U.S. Bank		2017.	since October 2006.
Global Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex[2]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years

Donna Barrette	Chief	Indefinite Term;	Senior Vice President and	Not	Not
(born 1966)	Compliance	Since July 2011.	Compliance Officer, U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank	Officer		Global Fund Services since
Global Fund Services	Anti-Money	Indefinite Term;	August 2004.
615 East Michigan St.	Laundering	Since July 2011.
Milwaukee, WI 53202	Officer
	Vice	Indefinite Term;
	President	Since July 2011.

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
[2]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Muzinich Funds

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended December 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Credit Opportunities Fund	0.00%
U.S. High Yield Fund	0.00%
Low Duration Fund	0.00%
Floating Rate Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the Funds were as follows:

Credit Opportunities Fund	0.00%
U.S. High Yield Fund	0.00%
Low Duration Fund	0.00%
Floating Rate Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(K)(2)(C) for the Funds were as follows:

Credit Opportunities Fund	55.46%
U.S. High Yield Fund	0.00%
Low Duration Fund	32.02%
Floating Rate Fund	6.63%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-689-4642. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 1-855-689-4642. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT. The Funds’ Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 1-855-MUZINICH (1-855-689-4642).

Muzinich Funds

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-855-MUZINICH (1-855-689-4642) (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ website at www.muzinichusfunds.com.

Muzinich Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
MUZINICH & CO., INC
450 Park Avenue
New York, New York 10022

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant,
and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Fund	Class	Symbol	CUSIP
Muzinich Credit Opportunities Fund	Supra Institutional Class	MZCSX	74316J532
	Institutional Class	MZCIX	74316J540

Muzinich U.S. High Yield Corporate Bond Fund	Supra Institutional Class	MZHSX	74316J565
	Institutional Class	MZHIX	74316J573

Muzinich Low Duration Fund	Supra Institutional Class	MZLSX	74316P132
	Institutional Class	MZLIX	74316P124

Muzinich High Income Floating Rate Fund	Institutional Class	MZFIX	74316J615

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Muzinich Credit Opportunities Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$20,900	$22,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Muzinich U.S. High Yield Corporate Bond Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$20,900	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Muzinich Low Duration Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$20,900	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Muzinich High Income Floating Rate Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                   /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                   /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     March 9, 2020

By (Signature and Title)                   /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date     March 10, 2020

* Print the name and title of each signing officer under his or her signature.